PROSPECTUS DECEMBER 13, 2004

AXA ENTERPRISE MULTIMANAGER FUNDS

AXA Enterprise Multimanager Growth Fund

AXA Enterprise Multimanager Core Equity Fund

AXA Enterprise Multimanager Value Fund

AXA Enterprise Multimanager Small/Mid Cap Growth Fund

AXA Enterprise Multimanager Small/Mid Cap Value Fund

AXA Enterprise Multimanager International Equity Fund

AXA Enterprise Multimanager Technology Fund

AXA Enterprise Multimanager Health Care Fund

AXA Enterprise Multimanager Core Bond Fund

AXA Enterprise Money Market Fund II

The Securities and Exchange Commission has not approved any fund’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

AXA Enterprise Multimanager Funds Trust (“Trust”) is comprised of distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes Class A, Class B, Class C, Class P and Class Y shares of each of the AXA Enterprise Multimanager Funds.* Each fund is a diversified fund, except AXA Enterprise Multimanager Technology Fund and AXA Enterprise Multimanager Health Care Fund, which are non-diversified funds sometimes referred to as “sector funds.” Information on each fund, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. The investment objective of a fund is not a fundamental policy and may be changed without a shareholder vote. Each fund (other than the AXA Enterprise Money Market Fund II) has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in a particular type of investment. These policies may not be changed without providing sixty (60) days’ written notice to shareholders of the relevant fund.

The investment manager to each fund is AXA Equitable Life Insurance Company (“AXA Equitable”). The day-to-day portfolio management of each fund is provided by one or more investment sub-advisers. Information regarding AXA Equitable and the sub-advisers is included under “Management Team” in this prospectus. AXA Equitable may allocate a fund’s assets to additional sub-advisers subject to approval of the Trust’s board of trustees. In addition, AXA Equitable may, subject to the approval of the Trust’s board of trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (“1940 Act”)) (“Affiliated Adviser”), such as Alliance Capital Management L.P. and AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Adviser is approved by the affected fund’s shareholders.

The co-distributors for each fund are Enterprise Fund Distributors, Inc., AXA Advisors, LLC and AXA Distributors, LLC.

An investment in a fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

*	On December 13, 2004, all Class A shares of the Trust then outstanding were renamed Class P shares and the Trust began offering new Class A shares, as described in this Prospectus. Class P shares are no longer available for purchase, except through exchanges of Class P shares of another fund and through dividend reinvestments, as described in this Prospectus. Also on that date, Class Z shares of the Trust were renamed Class Y shares.

Table of

AXA ENTERPRISE MULTIMANAGER GROWTH FUND

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. RCM Capital Management LLC TCW Investment Management Company

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers focus on identifying companies expected to grow at a faster rate than the U.S. economy. This process involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, including to seek more attractive growth prospects.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years of operations. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
13.89% (2003 2nd Quarter)	–19.11% (2002 2nd Quarter)

Average Annual Total Returns for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	24.58%	–7.81%
Return After Taxes on Distributions*	24.58%	–7.93%
Return After Taxes on Distributions & Sale of Fund Shares*	15.97%	–6.68%
Class B—Return Before Taxes	25.09%	–7.95%
Return After Taxes on Distributions	25.09%	–7.96%
Return After Taxes on Distributions & Sale of Fund Shares	16.31%	–6.72%
Class C—Return Before Taxes	29.13%	–6.10%
Return After Taxes on Distributions	29.13%	–6.12%
Return After Taxes on Distributions & Sale of Fund Shares	18.94%	–5.17%
Class P—Return Before Taxes	23.78%	–7.98%
Return After Taxes on Distributions	23.78%	–8.09%
Return After Taxes on Distributions & Sale of Fund Shares	15.46%	–6.81%
Class Y—Return Before Taxes	31.35%	–5.12%
Return After Taxes on Distributions	31.31%	–5.31%
Return After Taxes on Distributions & Sale of Fund Shares	20.38%	–4.46%
Russell 1000 Growth Index**	29.75%	–3.27%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER CORE EQUITY FUND

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. (Bernstein Unit) Janus Capital Management LLC Thornburg Investment Management, Inc.

Key Terms

•	Core Investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

Each sub-adviser generally chooses investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both. Among other things, these processes involve researching and evaluating individual companies for potential investment. Each sub-adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
16.26% (2003 2nd Quarter)	–16.07% (2002 3rd Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	22.86%	–3.16%
Return After Taxes on Distributions*	22.86%	–3.42%
Return After Taxes on Distributions & Sale of Fund Shares*	14.86%	–2.85%
Class B—Return Before Taxes	23.38%	–3.28%
Return After Taxes on Distributions	23.38%	–3.40%
Return After Taxes on Distributions & Sale of Fund Shares	15.20%	–2.86%
Class C—Return Before Taxes	27.25%	–1.35%
Return After Taxes on Distributions	27.25%	–1.47%
Return After Taxes on Distributions & Sale of Fund Shares	17.71%	–1.23%
Class P—Return Before Taxes	22.18%	–3.33%
Return After Taxes on Distributions	22.18%	–3.59%
Return After Taxes on Distributions & Sale of Fund Shares	14.42%	–2.99%
Class Y—Return Before Taxes	29.53%	–0.36%
Return After Taxes on Distributions	29.50%	–0.68%
Return After Taxes on Distributions & Sale of Fund Shares	19.19%	–0.52%
Standard and Poor’s 500 Index**	29.75%	–3.27%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER VALUE FUND

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. Institutional Capital Corporation MFS Investment Management

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers focus primarily on stocks that are currently under-priced using certain financial measurements, including the stock’s price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment. This approach often leads the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
16.02% (2003 2nd Quarter)	–17.25% (2002 3rd Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	24.31%	–0.02%
Return After Taxes on Distributions*	24.31%	–0.47%
Return After Taxes on Distributions & Sale of Fund Shares*	15.95%	–0.31%
Class B—Return Before Taxes	25.13%	–0.04%
Return After Taxes on Distributions	25.13%	–0.26%
Return After Taxes on Distributions & Sale of Fund Shares	16.33%	–0.18%
Class C—Return Before Taxes	28.96%	1.94%
Return After Taxes on Distributions	28.96%	1.73%
Return After Taxes on Distributions & Sale of Fund Shares	18.83%	1.51%
Class P—Return Before Taxes	23.75%	–0.20%
Return After Taxes on Distributions	23.52%	–0.65%
Return After Taxes on Distributions & Sale of Fund Shares	15.43%	–0.46%
Class Y—Return Before Taxes	31.24%	2.96%
Return After Taxes on Distributions	30.88%	2.41%
Return After Taxes on Distributions & Sale of Fund Shares	20.30%	2.16%
Russell 1000 Value Index**	30.03%	4.81%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER SMALL/MID CAP GROWTH FUND

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. Franklin Advisers, Inc. Provident Investment Counsel, Inc.

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Small/Mid Cap Companies — Companies with market capitalization within the range of companies in Russell 2000 Index and Russell Midcap Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Index at the time of investment. The market capitalization of companies included in these indices currently ranges from approximately $22 million to $18.5 billion.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers will utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle. In choosing investments, sub-advisers utilize a process that involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Small- and Mid-Capitalization Risk — Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
20.53% (2003 2nd Quarter)	–22.35% (2002 2nd Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	34.30%	–8.84%
Return After Taxes on Distributions*	34.30%	–8.84%
Return After Taxes on Distributions & Sale of Fund Shares*	22.29%	–7.46%
Class B—Return Before Taxes	35.33%	–8.98%
Return After Taxes on Distributions	35.33%	–8.98%
Return After Taxes on Distributions & Sale of Fund Shares	22.96%	–7.58%
Class C—Return Before Taxes	39.23%	–7.21%
Return After Taxes on Distributions	39.23%	–7.21%
Return After Taxes on Distributions & Sale of Fund Shares	25.50%	–6.09%
Class P—Return Before Taxes	33.54%	–9.01%
Return After Taxes on Distributions	33.54%	–9.01%
Return After Taxes on Distributions & Sale of Fund Shares	21.80%	–7.60%
Class Y—Return Before Taxes	41.71%	–6.19%
Return After Taxes on Distributions	41.71%	–6.19%
Return After Taxes on Distributions & Sale of Fund Shares	27.11%	–5.24%
Russell 2500 Growth Index**	46.31%	1.86%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER SMALL/MID CAP VALUE FUND

Manager:	AXA Equitable

Sub-advisers:	AXA Rosenberg Investment Management LLC TCW Investment Management Company Wellington Management Company, LLP

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Small/Mid Cap Companies — Companies with market capitalization within the range of companies in the Russell 2000 Index and Russell Midcap Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Index at the time of investment. The market capitalization of companies included in these indices currently ranges from approximately $22 million to $18.5 billion.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers will utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment by the portfolio. This approach will often lead the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Small- and Mid-Capitalization Risk — Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
19.66% (2003 2nd Quarter)	–20.69% (2002 3rd Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since- inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	35.79%	0.12%
Return After Taxes on Distributions*	35.79%	–0.02%
Return After Taxes on Distributions & Sale of Fund Shares*	23.26%	–0.01%
Class B—Return Before Taxes	36.69%	0.04%
Return After Taxes on Distributions	36.69%	0.02%
Return After Taxes on Distributions & Sale of Fund Shares	23.85%	0.02%
Class C—Return Before Taxes	40.88%	2.02%
Return After Taxes on Distributions	40.88%	2.00%
Return After Taxes on Distributions & Sale of Fund Shares	26.57%	1.71%
Class P—Return Before Taxes	35.01%	–0.06%
Return After Taxes on Distributions	35.01%	–0.20%
Return After Taxes on Distributions & Sale of Fund Shares	22.75%	–0.15%
Class Y—Return Before Taxes	43.25%	3.05%
Return After Taxes on Distributions	43.18%	2.83%
Return After Taxes on Distributions & Sale of Fund Shares	28.11%	2.45%
Russell 2500 Value Index**	44.93%	14.29%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER INTERNATIONAL EQUITY FUND

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. (Bernstein Unit) Bank of Ireland Asset Management (U.S.) Limited Marsico Capital Management, LLC

Key Term

•	International Investing — Focuses primarily on companies organized or headquartered outside the U.S.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). Foreign securities include securities issued by companies in countries with either developed or developing economies. The fund does not limit its investment to issuers within a specific market capitalization range.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

Each of the sub-advisers utilizes an approach that concentrates its efforts on identifying foreign companies with good prospects for future growth. Other factors, such as country and regional factors, are considered by the sub-advisers. While the sub-advisers believe that the identification, research and selection of individual stocks is of great importance to the fund’s success, regional issues or political and economic considerations also play a role in the overall success of the fund. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in U.S. securities, cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these cash instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
24.54% (2003 2nd Quarter)	–22.89% (2002 3rd Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	28.72%	1.38%
Return After Taxes on Distributions*	28.49%	1.06%
Return After Taxes on Distributions & Sale of Fund Shares*	18.66%	0.96%
Class B—Return Before Taxes	29.34%	1.43%
Return After Taxes on Distributions	29.34%	1.34%
Return After Taxes on Distributions & Sale of Fund Shares	19.07%	1.16%
Class C—Return Before Taxes	33.34%	3.39%
Return After Taxes on Distributions	33.34%	3.30%
Return After Taxes on Distributions & Sale of Fund Shares	21.67%	2.82%
Class P—Return Before Taxes	27.90%	1.20%
Return After Taxes on Distributions	27.67%	0.87%
Return After Taxes on Distributions & Sale of Fund Shares	18.13%	0.81%
Class Y—Return Before Taxes	35.75%	4.45%
Return After Taxes on Distributions	35.39%	4.02%
Return After Taxes on Distributions & Sale of Fund Shares	23.23%	3.51%
Morgan Stanley Capital International EAFE Index**	38.59%	7.93%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER TECHNOLOGY FUND

Manager:	AXA Equitable

Sub-advisers:	Firsthand Capital Management, Inc. RCM Capital Management LLC , Wellington Management Company, LLP

Key Term

•	Sector Fund — A fund that invests in only a subset of the overall equity market, in this case the Technology Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the computer, electronic, hardware and components, communication, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries. The fund does not limit its investment to issuers with a specific market capitalization range. While the fund can invest in securities of U.S. and foreign companies, the majority of fund assets are expected to be invested in securities of U.S. companies.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The fund is non-diversified, which means that it may invest in a limited number of issuers.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Technology Sector Risk — The value of the fund’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Non-Diversification Risk — As a non-diversified mutual fund, more of the fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•	Sector Concentration Risk — Since the fund invests primarily in a particular sector, it could experience significant volatility greater than stock funds investing in a broader range of industries.

•	Small- and Mid-Capitalization Risk — Many companies in the technology sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

•	Foreign Investing Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and Class P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and Class P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
27.53% (2003 2nd Quarter)	–26.99% (2002 2nd Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	50.94%	–6.70%
Return After Taxes on Distributions*	50.94%	–6.75%
Return After Taxes on Distributions & Sale of Fund Shares*	33.11%	–5.70%
Class B—Return Before Taxes	53.04%	–6.80%
Return After Taxes on Distributions	53.04%	–6.82%
Return After Taxes on Distributions & Sale of Fund Shares	34.48%	–5.76%
Class C—Return Before Taxes	57.04%	–4.88%
Return After Taxes on Distributions	57.04%	–4.90%
Return After Taxes on Distributions & Sale of Fund Shares	37.08%	–4.14%
Class P—Return Before Taxes	50.00%	–6.86%
Return After Taxes on Distributions	50.00%	–6.92%
Return After Taxes on Distributions & Sale of Fund Shares	32.50%	–5.84%
Class Y—Return Before Taxes	59.53%	–3.96%
Return After Taxes on Distributions	59.51%	–4.06%
Return After Taxes on Distributions & Sale of Fund Shares	38.70%	–3.43%
Russell 1000 Technology Index**#	48.88%	–4.32%
Russell 1000 Index**	29.89%	0.88%
#	We believe that this index reflects more closely the market sectors in which the fund invests.
*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER HEALTH CARE FUND

Manager:	AXA Equitable

Sub-advisers:	A I M Capital Management, Inc. RCM Capital Management LLC Wellington Management Company, LLP

Key Term

•	Sector Fund — A fund that invests in only a subset of the overall equity market, in this case the Health Care Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed “health sciences”). While the fund can invest in securities of U.S. and foreign companies of any size, the majority of fund assets are expected to be invested in securities of U.S. companies.

The health sciences sector consists of four main areas: pharmaceutical, health care services companies, product and device providers and biotechnology firms. The fund’s allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The fund is a non-diversified fund, which means that it may invest in a limited number of issuers.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers select securities through fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Health Care Sector Risk — The value of the fund’s shares is particularly vulnerable to factors affecting the health care sector, such as substantial government regulation. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Non-Diversification Risk — As a non-diversified mutual fund, more of the fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•	Sector Concentration Risk — Since the fund invests primarily in a particular sector, it could experience significant volatility greater than stock funds investing in a broader range of industries.

•	Foreign Investing Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Small- and Mid-Capitalization Risk — Many companies in the health care sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
18.23% (2003 2nd Quarter)	–13.13% (2002 2nd Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	21.30%	–1.89%
Return After Taxes on Distributions*	21.30%	–1.98%
Return After Taxes on Distributions & Sale of Fund Shares*	13.84%	–1.66%
Class B—Return Before Taxes	21.58%	–1.99%
Return After Taxes on Distributions	21.58%	–2.00%
Return After Taxes on Distributions & Sale of Fund Shares	14.03%	–1.70%
Class C—Return Before Taxes	25.42%	0.03%
Return After Taxes on Distributions	25.42%	0.02%
Return After Taxes on Distributions & Sale of Fund Shares	16.52%	0.02%
Class P—Return Before Taxes	20.53%	–2.06%
Return After Taxes on Distributions	20.53%	–2.15%
Return After Taxes on Distributions & Sale of Fund Shares	13.34%	–1.81%
Class Y—Return Before Taxes	27.80%	1.04%
Return After Taxes on Distributions	27.78%	0.89%
Return After Taxes on Distributions & Sale of Fund Shares	18.07%	0.78%
Russell 1000 Healthcare Index**#	17.68%	–2.91%
Russell 1000 Index**	29.89%	0.88%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”
#	We believe that this index reflects more closely the market sectors in which the fund invests.

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND

Manager:	AXA Equitable

Sub-advisers:	BlackRock Advisors, Inc. Pacific Investment Management Company LLC

Key Term

•	Investment Grade Bonds — Bonds rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s.

Investment Goal

To seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. The fund focuses on U.S. government and corporate debt securities and mortgage- and asset-backed securities.

The fund may also invest in securities rated below investment grade (i.e., Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Service) or, if unrated, determined by the sub-adviser to be of comparable quality (“junk bonds”). The fund may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. AXA Equitable normally allocates the fund’s assets to two or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The fund’s sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers. Securities are purchased for the fund when the sub-advisers determine that they have the potential for above-average total return.

The fund may purchase bonds of any maturity, but generally the portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Lehman Brothers Aggregate Bond Index. Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

The fund’s sub-advisers may, when consistent with the fund’s investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps) and indexed securities. The fund will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the fund as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Credit/Default Risk — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Foreign Investing Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a fund.

•	Lower-Rated Securities Risk — Bonds rated below investment grade (i.e., BB by S&P or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Lower-Rated Securities Risk” in “More About Investment Strategies & Risks.”

•	Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Derivatives Risk — The fund’s investments in derivatives may rise or fall more rapidly than other investments.
•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and Class P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and Class P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
3.28% (2002 3rd Quarter)	0.04% (2003 3rd Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	–0.51%	–3.37%
Return After Taxes on Distributions*	–2.35%	1.32%
Return After Taxes on Distributions & Sale of Fund Shares*	–0.34%	1.64%
Class B—Return Before Taxes	–1.05%	3.37%
Return After Taxes on Distributions	–2.71%	1.49%
Return After Taxes on Distributions & Sale of Fund Shares	–0.69%	1.75%
Class C—Return Before Taxes	3.02%	5.29%
Return After Taxes on Distributions	1.36%	3.44%
Return After Taxes on Distributions & Sale of Fund Shares	1.95%	3.40%
Class P—Return Before Taxes	–0.03%	3.73%
Return After Taxes on Distributions	–1.88%	1.66%
Return After Taxes on Distributions & Sale of Fund Shares	–0.03%	1.94%
Class Y—Return Before Taxes	4.96%	6.37%
Return After Taxes on Distributions	2.92%	4.17%
Return After Taxes on Distributions & Sale of Fund Shares	3.20%	4.11%
Lehman Brothers Aggregate Bond Index**	4.10%	7.14%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MONEY MARKET FUND II

Manager:	AXA Equitable

Sub-adviser:	Alliance Capital Management L.P.

Key Term

•	Money Market Fund — A fund consisting of high quality short-term debt securities that is committed to maintaining a net asset value of $1.00 per share. Dividends are calculated daily and paid monthly.

Investment Goal

To seek a high level of current income that is consistent with maintaining liquidity and preserving capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest only in short-term, high quality dollar-denominated securities. These securities may be issued by U.S. companies, U.S. and foreign banks, U.S. and foreign governments, U.S. agencies, states and municipalities and international organizations, such as the World Bank and the International Monetary Fund. The fund may also invest in repurchase agreements based on these securities.

The fund will maintain a weighted average portfolio maturity of 90 days or less, and will not invest in securities with remaining maturities of more than 13 months.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects a sub-adviser to manage the fund’s assets. While it is anticipated that AXA Equitable will select one sub-adviser to manage the fund, AXA Equitable monitors the sub-adviser and may replace the sub-adviser or add sub-advisers subject to the approval of the Trust’s board of trustees.

In managing the portfolio, the sub-adviser searches for the best values on securities that meet the fund’s credit and maturity requirements.

All securities purchased by the fund must meet the requirements of Rule 2a-7 under the 1940 Act, which is designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

Principal Investment Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The principal risks presented by the fund are:

•	Credit Risk/Default — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation.

•	Foreign Investing Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Past performance is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and Class P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses.

Best quarter (% and time period)	Worst quarter (% and time period)
0.32% (2003 3rd Quarter)	0.29% (2002 1st Quarter)

The fund’s (Class Y shares) 7-day yield and 7-day effective yield for the quarter ended December 31, 2003 were 1.25% and 1.26%, respectively.

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns for each class of the fund for the one-year and since-inception periods compare to those of a broad-based index.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A*	1.00%	0.99%
Class B	0.24%	0.24%
Class C	0.24%	0.24%
Class P	1.00%	0.99%
Class Y	1.25%	1.24%
90 Day T-Bill	1.15%	1.46%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares, which have a higher net annual operating expense ratio.

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each fund.

Shareholder Fees

(fees paid directly from your investment)

AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Core Equity Fund, AXA Enterprise Multimanager Value Fund, AXA Enterprise Multimanager Small/Mid Cap Growth Fund, AXA Enterprise Multimanager Small/Mid Cap Value Fund, AXA Enterprise Multimanager International Equity Fund, AXA Enterprise Multimanager Technology Fund, AXA Enterprise Multimanager Healthcare Fund and AXA Enterprise Multimanager Core Bond Fund
	CLASS A		CLASS B		CLASS C		CLASS P		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		5.50%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		5.50%	[2]	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None	[6]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[7]	2.00%		2.00%		2.00%		2.00%		2.00%
(1)	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2)	This sales charge varies depending upon how much you invest. See “Shareholder Account Information.” The maximum sales charge imposed on purchases of Class P shares of the AXA Enterprise Multimanager Core Bond Fund is 4.50% of the offering price.
(3)	If you buy $1,000,000 or more of Class A shares and redeem those shares within two years of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
(4)	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See “Shareholder Account Information.”
(5)	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “Shareholder Account Information.”
(6)	If you buy $1,000,000 or more of Class P shares and redeem those shares within one year of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions on those shares.
(7)	If you redeem or exchange shares of a fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the fund for the benefit of the remaining shareholders.

AXA Enterprise Money Market Fund II
	CLASS A	CLASS B	CLASS C	CLASS P	CLASS Y
Maximum sales charge (load)	None	None	None	None	None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)[1]	None	None	None	None	None
(1)	When you exchange shares of another fund into shares of the AXA Enterprise Money Market Fund II, the holding period for purposes of determining the contingent deferred sales charge will continue to run while you hold your shares of the AXA Enterprise Money Market Fund II. If you redeem those shares of the AXA Enterprise Money Market Fund II, the applicable contingent deferred sales charge will apply. See “Shareholder Account Information.”

FUND FEES & EXPENSES

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	AXA Enterprise Multimanager Growth Fund					AXA Enterprise Multimanager Core Equity Fund
	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	4.73%	4.73%	4.73%	4.73%	4.73%	4.31%	4.31%	4.31%	4.31%	4.31%
Total operating expenses	6.18%	6.73%	6.73%	5.98%	5.73%	5.76%	6.31%	6.31%	5.56%	5.31%
Waiver/expense reimbursement**	(4.53)%	(4.53)%	(4.53)%	(4.53)%	(4.53)%	(4.11)%	(4.11)%	(4.11)%	(4.11)%	(4.11)%
Net operating expenses***	1.65%	2.20%	2.20%	1.45%	1.20%	1.65%	2.20%	2.20%	1.45%	1.20%
	AXA Enterprise Multimanager Value Fund					AXA Enterprise Multimanager Small/Mid Cap Growth Fund
	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	1.00%	1.00%	1.00%	1.00%	1.00%	1.20%	1.20%	1.20%	1.20%	1.20%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	4.55%	4.55%	4.55%	4.55%	4.55%	4.91%	4.91%	4.91%	4.91%	4.91%
Total operating expenses	6.00%	6.55%	6.55%	5.80%	5.55%	6.56%	7.11%	7.11%	6.36%	6.11%
Waiver/expense reimbursement**	(4.35)%	(4.35)%	(4.35)%	(4.35)%	(4.35)%	(4.66)%	(4.66)%	(4.66)%	(4.66)%	(4.66)%
Net operating expenses***	1.65%	2.20%	2.20%	1.45%	1.20%	1.90%	2.45%	2.45%	1.70%	1.45%
	AXA Enterprise Multimanager Small/Mid Cap Value Fund					AXA Enterprise Multimanager International Equity Fund
	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.15%	1.15%	1.15%	1.15%	1.15%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	3.98%	3.98%	3.98%	3.98%	3.98%	5.62%	5.62%	5.62%	5.62%	5.62%
Total operating expenses	5.63%	6.18%	6.18%	5.43%	5.18%	7.22%	7.77%	7.77%	7.02%	6.77%
Waiver/expense reimbursement**	(3.73)%	(3.73)%	(3.73)%	(3.73)%	(3.73)%	(5.12)%	(5.12)%	(5.12)%	(5.12)%	(5.12)%
Net operating expenses***	1.90%	2.45%	2.45%	1.70%	1.45%	2.10%	2.65%	2.65%	1.90%	1.65%
	AXA Enterprise Multimanager Technology Fund					AXA Enterprise Multimanager Health Care Fund
	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	7.71%	7.71%	7.71%	7.71%	7.71%	5.85%	5.85%	5.85%	5.85%	5.85%
Total operating expenses	9.46%	10.01%	10.01%	9.26%	9.01%	7.60%	8.15%	8.15%	7.40%	7.15%
Waiver/expense reimbursement**	(7.31)%	(7.31)%	(7.31)%	(7.31)%	(7.31)%	(5.45)%	(5.45)%	(5.45)%	(5.45)%	(5.45)%
Net operating expenses***	2.15%	2.70%	2.70%	1.95%	1.70%	2.15%	2.70%	2.70%	1.95%	1.70%
	AXA Enterprise Multimanager Core Bond Fund					AXA Enterprise Money Market Fund II****
	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	0.70%	0.70%	0.70%	0.70%	0.70%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.00%	0.00%	0.00%	0.25%	0.00%
Other expenses	1.30%	1.30%	1.30%	1.30%	1.30%	2.50%	2.50%	2.50%	2.50%	2.50%
Total operating expenses	2.45%	3.00%	3.00%	2.25%	2.00%	3.00%	3.00%	3.00%	3.25%	3.00%
Waiver/expense reimbursement**	(1.20)%	(1.20)%	(1.20)%	(1.20)%	(1.20)%	(2.30)%	(2.30)%	(2.30)%	(2.30)%	(2.30)%
Net operating expenses***	1.25%	1.80%	1.80%	1.05%	0.80%	0.70%	0.70%	0.70%	0.95%	0.70%
*	Because the Class A shares have no operating history prior to the date of this Prospectus, “Other expenses” are based on estimated amounts for the current fiscal period.
**	Pursuant to a contract, the Manager has agreed to make payments or waive its fees to limit the expenses of each fund through February 28, 2006 (“Expense Reimbursement Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Manager may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see “Management Team—The Manager and the Sub-advisers—Expense Limitation Agreement”.
***	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. Including this reduction, the Net Operating Expenses for each of the fund’s Class B, Class C, Class P and Class Y shares for the fiscal year ended October 31, 2003 were 2.17%, 2.17%, 1.42% and 1.17% for Growth Fund, 2.19%, 2.19%, 1.44% and 1.19% for Core Equity Fund, 2.10%, 2.10%, 1.35% and 1.10% for Value Fund, 2.27%, 2.27%, 1.52% and 1.27% for Small/Mid Cap Growth Fund, 2.43%, 2.43%, 1.68% and 1.43% for Small/Mid Cap Value Fund, 2.61%, 2.61%, 1.86% and 1.61% for International Equity Fund, 2.67%, 2.67%, 1.92% and 1.67% for Technology Fund, 2.69%, 2.69%, 1.94% and 1.69% for Health Care Fund, 1.80%, 1.80%, 1.05% and 0.80% for Core Bond Fund and 1.70%, 1.70%, 0.95% and 0.70% for Money Market Fund.
****	The maximum distribution and/or service (12b-1) fees for the Money Market Fund are 0.45% for Class A shares and 1.00% for Class B and Class C shares. There are no distribution and/or service (12b-1) fees for Class Y shares. Under an arrangement approved by the Trust’s Board of Trustees, the Class A, Class B and Class C shares of the Money Market Fund will not pay any distribution and/or service fees at least through February 28, 2006. The expenses of the Class B and Class C shares of the Money Market Fund have been restated from the expenses for these classes for the last fiscal year to reflect that these classes currently are not subject to the distribution and/or service (12b-1) fee.

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect cost of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This Example should not be considered a representation of past or future expenses of the funds. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	AXA Enterprise Multimanager Growth Fund							AXA Enterprise Multimanager Core Equity Fund
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$635	$723	$223	$323	$223	$689	$122	$635	$723	$223	$323	$223	$689	$122
3 years	$1,837	$1,983	$1,583	$1,583	$1,583	$1,848	$1,303	$1,760	$1,903	$1,503	$1,503	$1,503	$1,772	$1,221
5 years	$3,011	$3,096	$2,896	$2,896	$2,896	$2,985	$2,467	$2,869	$2,951	$2,751	$2,751	$2,751	$2,841	$2,313
10 years	$5,828	$5,985	$5,985	$5,985	$5,985	$5,729	$5,303	$5,567	$5,728	$5,728	$5,728	$5,728	$5,464	$5,014

	AXA Enterprise Multimanager Value Fund							AXA Enterprise Multimanager Small/Mid Cap Growth Fund
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$635	$723	$223	$323	$223	$689	$122	$659	$748	$248	$348	$248	$713	$148
3 years	$1,804	$1,949	$1,549	$1,549	$1,549	$1,816	$1,268	$1,927	$2,076	$1,676	$1,676	$1,676	$1,938	$1,399
5 years	$2,951	$3,034	$2,834	$2,834	$2,834	$2,924	$2,401	$3,156	$3,244	$3,044	$3,044	$3,044	$3,130	$2,623
10 years	$5,717	$5,877	$5,877	$5,877	$5,877	$5,617	$5,181	$6,065	$6,219	$6,219	$6,219	$6,219	$5,970	$5,565

	AXA Enterprise Multimanager Small/Mid Cap Value Fund							AXA Enterprise Multimanager International Equity Fund
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$659	$748	$248	$348	$248	$713	$148	$678	$768	$268	$368	$268	$732	$168
3 years	$1,758	$1,901	$1,501	$1,501	$1,501	$1,769	$1,218	$2,062	$2,215	$1,815	$1,815	$1,815	$2,073	$1,542
5 years	$2,843	$2,924	$2,724	$2,724	$2,724	$2,815	$2,285	$3,385	$3,477	$3,277	$3,277	$3,277	$3,360	$2,869
10 years	$5,496	$5,658	$5,658	$5,658	$5,658	$5,393	$4,936	$6,445	$6,593	$6,593	$6,593	$6,593	$6,356	$5,985

	AXA Enterprise Multimanager Technology Fund							AXA Enterprise Multimanager Health Care Fund
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$683	$773	$273	$373	$273	$737	$173	$683	$773	$273	$373	$273	$737	$173
3 years	$2,454	$2,620	$2,220	$2,220	$2,220	$2,465	$1,960	$2,133	$2,288	$1,888	$1,888	$1,888	$2,144	$1,618
5 years	$4,072	$4,176	$3,976	$3,976	$3,976	$4,048	$3,607	$3,509	$3,604	$3,404	$3,404	$3,404	$3,484	$3,003
10 years	$7,524	$7,653	$7,653	$7,653	$7,653	$7,453	$7,181	$6,649	$6,793	$6,793	$6,793	$6,793	$6,563	$6,211

	AXA Enterprise Multimanager Core Bond Fund							AXA Enterprise Money Market Fund II
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$596	$683	$183	$283	$183	$552	$82	$72	$72	$72	$72	$72	$97	$72
3 years	$1,093	$1,215	$815	$815	$815	$1,011	$511	$710	$710	$710	$710	$710	$785	$710
5 years	$1,615	$1,672	$1,472	$1,472	$1,472	$1,496	$967	$1,374	$1,374	$1,374	$1,374	$1,374	$1,498	$1,374
10 years	$3,042	$3,233	$3,233	$3,233	$3,233	$2,829	$2,231	$3,154	$3,154	$3,154	$3,154	$3,154	$3,391	$3,154
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Additional Risks

The funds have principal investment strategies that come with inherent risks. Each fund’s principal risks are described in its principal risks section. The following is a list of additional risks to which each fund may be subject by investing in various types of securities or engaging in various practices. Unless otherwise indicated, each risk applies to all the funds.

Currency Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Derivatives Risk.  A fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a fund uses a derivative security for purposes other than as a hedge, that fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Foreign Investing and Emerging Markets Risks.  The value of a fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Information Risk.  The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk.  When interest rates decline, the value of a fund’s debt securities generally rises. Conversely, when interest rates rise, the value of a fund’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Leverage Risk.  The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a fund.

Credit Quality Risk.  The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Discontinuation of these payments could substantially adversely affect the price of the bond. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns.

Lower-Rated Securities Risk.  Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Bonds rated below investment grade (i.e., BB by S&P or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the portfolio’s net asset value. A portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. Only the Health Care Fund, Technology Fund and Core Bond Fund currently are permitted to invest more than 5% of their assets in lower rated bonds.

Market Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company’s financial condition as well as overall market and economic conditions.

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Multiple Sub-Adviser Risk.  Each of the funds, with the exception of the Money Market Fund, employs multiple sub-advisers. Each sub-adviser independently chooses and maintains a portfolio of securities for the fund and each is responsible for investing a specific allocated portion of the fund’s assets. Because each sub-adviser will be managing its allocated portion of the fund independently from the other sub-adviser(s), the same security may be held in different portions of a fund, or may be acquired for one portion of a fund at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other sub-adviser(s) believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the fund. Because each sub-adviser directs the trading for its own portion of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Political Risk.  The risk of losses directly attributable to government or political actions.

Portfolio Turnover Risk.  High portfolio turnover may result in increased transaction costs to a fund, which may result in higher fund expenses. The sale of fund securities may result in the recognition of capital gain or loss, which can create adverse tax results for shareholders.

Special Situations Risk.  The Core Equity Fund and International Equity Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce the expected gains or produce a loss for the fund.

Unseasoned Companies Risk.  The Small/Mid Cap Growth Fund, International Equity Fund, Technology Fund and Health Care Fund can invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Valuation Risk.  The risk that a fund has valued certain securities at a higher price than it can sell them for.

Additional Investment Strategies

The following is a list of additional investment strategies. Unless otherwise indicated, each investment strategy applies to all the funds. For further information about investment strategies, see the funds’ Statement of Additional Information (“SAI”).

Derivatives.  The funds can use “derivative” instruments to seek enhanced returns or to try to hedge investment risks, although it is not anticipated that they will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and forward contracts are examples of “derivatives.”

Foreign Investing.  The funds may invest in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Portfolio Turnover.  The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund’s distributions may have on shareholders. The funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

MANAGEMENT TEAM

The Manager and the Sub-advisers

The Manager

AXA Equitable, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of each fund. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable has a variety of responsibilities for the general management and administration of the Trust and the funds, including the selection of sub-advisers. AXA Equitable plays an active role in monitoring each fund and sub-adviser and uses systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. AXA Equitable also monitors each sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the funds’ investment style and objectives.

Beyond performance analysis, AXA Equitable monitors significant changes that may impact the sub-adviser’s overall business. AXA Equitable monitors continuity in the sub-adviser’s operations and changes in investment personnel and senior management. AXA Equitable also performs annual due diligence reviews with each sub-adviser.

In its capacity as manager, AXA Equitable obtains detailed, comprehensive information concerning fund and sub-adviser performance and fund operations that is used to supervise and monitor the sub-advisers and the fund operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which fund performance is measured.

AXA Equitable selects sub-advisers from a pool of candidates, including its affiliates, to manage the funds. AXA Equitable may add to, dismiss or substitute for the sub-advisers responsible for managing a fund’s assets subject to the approval of the Trust’s board of trustees. AXA Equitable also has discretion to allocate each fund’s assets among the fund’s sub-advisers. AXA Equitable recommends sub-advisers for each fund to the board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the funds are not associated with any one portfolio manager, and benefit from specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and AXA Equitable does not expect to recommend frequent changes of sub-advisers.

AXA Equitable has received an exemptive order from the SEC to permit it and the board of trustees to select and replace a fund’s sub-advisers and to amend the sub-advisory agreements between AXA Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to the approval of the board of trustees, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval. When a new sub-adviser is retained for a fund, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an Affiliated Adviser unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected fund’s shareholders. Alliance Capital Management L.P. and AXA Rosenberg Investment Management LLC, two of the current sub-advisers, are affiliates of AXA Equitable.

The Sub-advisers

Each fund’s investments are selected by one or more sub-advisers. The following describes each fund’s sub-adviser(s), portfolio manager(s) and each portfolio manager’s business experience.

A I M Capital Management, Inc. (“AIM”) serves as a Sub-adviser to AXA Enterprise Multimanager Health Care Fund. AIM is an indirect wholly owned subsidiary of A I M Management Group Inc. (“AIM Management”). AIM Management is a wholly owned subsidiary of AMVESCAP PLC, one of the world’s largest investment services companies. As of December 31, 2003, AIM Management had approximately $149 billion in assets under management.

Alliance Capital Management L.P. (“Alliance Capital”) serves as a Sub-adviser to AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Value Fund, AXA Enterprise Multimanager Small/Mid Cap Growth Fund and AXA Enterprise Money Market Fund II. In addition, Alliance Capital, through its Bernstein Investment Research and Management unit (“Bernstein Unit”), serves as a Sub-Adviser to AXA Enterprise Multimanager Core Equity Fund and AXA Enterprise Multimanager International Equity Fund. Alliance Capital, a limited partnership, is indirectly majority owned by AXA Equitable. As of December 31, 2003, Alliance Capital had approximately $475 billion in assets under management.

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) serves as a Sub-adviser to AXA Enterprise Multimanager Small/Mid Cap Value Fund. AXA Rosenberg is a wholly owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”).

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

AXA Investment Managers, S.A., a French société anonyme and investment arm of AXA, a French insurance holding company that includes AXA Equitable among its subsidiaries, holds a majority interest in AXA Rosenberg Group. As of December 31, 2003, AXA Rosenberg Group had approximately $38.8 billion in assets under management.

Bank of Ireland Asset Management (U.S.) Limited (“BIAM (U.S.)”) serves as a Sub-adviser to AXA Enterprise Multimanager International Equity Fund. BIAM (U.S.) is a wholly owned subsidiary of Bank of Ireland Group, a publicly traded financial services provider located in Ireland. As of December 31, 2003, BIAM (U.S.) had approximately $27.7 billion in assets under management.

BlackRock Advisors, Inc. (“BAI”) serves as a Sub-adviser to AXA Enterprise Multimanager Core Bond Fund. BAI is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a publicly traded diversified financial services company. As of December 31, 2003, BAI had approximately $309.4 billion in assets under management.

Firsthand Capital Management, Inc. (“Firsthand”) serves as a Sub-adviser to AXA Enterprise Multimanager Technology Fund. Kevin M. Landis is the controlling shareholder of Firsthand. As of December 31, 2003, Firsthand had approximately $1.4 billion in assets under management.

Franklin Advisers, Inc. (“Franklin”) serves as a Sub-adviser to AXA Enterprise Multimanager Small/Mid Cap Growth Fund. Franklin is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2003, Franklin, together with its affiliates, had approximately $336.7 billion in assets under management.

Institutional Capital Corporation (“ICAP”) serves as a Sub-adviser to AXA Enterprise Multimanager Value Fund. ICAP is an employee owned money management firm. Robert H. Lyon is the controlling shareholder of ICAP. As of December 31, 2003, ICAP had approximately $12.4 billion in assets under management.

Janus Capital Management LLC (“Janus”) serves as a Sub-adviser to AXA Enterprise Multimanager Core Equity Fund. Janus is a direct subsidiary of Janus Capital Group Inc. (“JCG”), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2003, Janus had approximately $151.5 billion in assets under management.

Marsico Capital Management, LLC (“Marsico”) serves as a Sub-adviser to AXA Enterprise Multimanager International Equity Fund. Marsico is an indirect wholly owned subsidiary of Bank of America Corporation. As of December 31, 2003, Marsico had approximately $30.2 billion in assets under management.

MFS Investment Management (“MFS”) serves as a Sub-adviser to AXA Enterprise Multimanager Value Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, wholly owned subsidiary of Sun Life Financial Services of Canada Inc., a diversified financial services organization. As of December 31, 2003, MFS had approximately $140.3 billion in assets under management.

Pacific Investment Management Company LLC (“PIMCO”) serves as a Sub-adviser to AXA Enterprise Multimanager Core Bond Fund. PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Dresdner Asset Management of America L.P., (“ADAM LP”). Allianz AG (“Allianz”) is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. As of December 31, 2003, PIMCO had approximately $373.8 billion in assets under management.

Provident Investment Counsel, Inc. (“Provident”) serves as a Sub-adviser to AXA Enterprise Multimanager Small/Mid Cap Growth Fund. Provident is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC. As of December 31, 2003, Provident had approximately $6.2 billion in assets under management.

RCM Capital Management LLC (“RCM”) serves as a Sub-adviser to AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Technology Fund and AXA Enterprise Multimanager Health Care Fund. RCM is an indirect wholly owned subsidiary of Allianz AG, a European-based, multi-national insurance and financial services holding company. As of December 31, 2003, RCM had approximately $33 billion in assets under management.

TCW Investment Management Company (“TCW”) serves as a Sub-adviser to AXA Enterprise Multimanager Growth Fund and AXA Enterprise Multimanager Small/Mid Cap Value Fund. TCW is a wholly owned subsidiary of The TCW Group, Inc. Société Générale Asset Management, S.A. holds a majority interest in the TCW Group, Inc. Société Générale Asset Management, S.A. is a wholly owned subsidiary of Société Générale, S.A., a publicly held financial firm headquartered in Paris, France. As of December 31, 2003, TCW had approximately $90 billion in assets under management.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Thornburg Investment Management, Inc. (“Thornburg”) serves as a Sub-adviser to AXA Enterprise Multimanager Core Equity Fund. Thornburg is an employee owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2003, Thornburg had approximately $8.3 billion in assets under management.

Wellington Management Company, LLP (“Wellington Management”) serves as a Sub-adviser to AXA Enterprise Multimanager Small/Mid Cap Value Fund) AXA Enterprise Multimanager Health Care Fund and AXA Enterprise Multimanager Technology Fund. Wellington Management is an employee owned limited liability partnership whose sole business is investment management. Wellington Management is owned by 80 partners, all active employees of the firm; the managing partners of Wellington Management are Duncan M. McFarland, Laurie A. Gabriel and John R. Ryan. As of December 31, 2003, Wellington Management had approximately $394 billion in assets under management.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Growth Fund	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager William D. Baird	Mr. Baird is a Senior Vice President and has been a Portfolio Manager of Alliance Capital since 1999. Mr. Baird joined Alliance Capital as an Assistant Vice President in 1994.

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Managers Joanne L. Howard Seth A. Reicher

Ms. Howard, a Co-Chief Investment Officer of RCM’s Large Cap Team since January 2003, has been a Managing Director since 1998 and a Principal since 1993. Ms. Howard joined RCM as a Senior Portfolio Manager in 1992. Prior to joining RCM, Ms. Howard spent 17 years at Scudder, Stevens & Clark where she was a Managing Director.

Mr. Reicher has been a Managing Director and Co-Chief Investment Officer of RCM since 2000 and has been a Senior Portfolio Manager since 1997. Mr. Reicher joined RCM as an Analyst in 1993. Prior to joining RCM, Mr. Reicher was an Analyst and then Portfolio Manager at Associated Capital and later Capitalcorp Asset Management from 1986 to 1992.

	TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017 Portfolio Managers Craig C. Blum Stephen A. Burlingame	Mr. Blum, a Managing Director at TCW since February 2004, joined TCW as an investment associate in July 1999. Prior to joining TCW, Mr. Blum was a financial analyst with FMAC Capital Markets in Los Angeles. Mr. Burlingame, a Senior Vice President at TCW, has been employed with TCW since 2000. Prior to joining TCW, he was an equities analyst at Brandywine Asset Management.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Core Equity Fund	Alliance Capital Management L.P. (Bernstein Investment Research and Management unit) 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The Portfolio Management Team consists of a core group of senior investment and research professionals of the Bernstein Unit of Alliance Capital.

Marilyn G. Fedak chairs the US Equity Investment Policy Group. Ms. Fedak has been the Chief Investment Officer – U.S. Value Equities and an Executive Vice President at Alliance Capital since 2000. She was Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. (“Bernstein”) from 1993 to 2000 when Bernstein became the Bernstein Unit of Alliance Capital.

	Janus Capital Management LLC 100 Fillmore Street Denver, CO 80206 Portfolio Manager E. Marc Pinto	Mr. Pinto has been a Portfolio Manager with Janus or its predecessor since 1994. Prior to joining Janus, Mr. Pinto analyzed telecommunications and financial services companies for a family investment firm.

	Thornburg Investment Management, Inc. 119 East Marcy Street Santa Fe, NM 87501 Portfolio Manager William V. Fries, CFA	Mr. Fries has been a Managing Director and Portfolio Manager of Thornburg since 1995. Prior to joining Thornburg, he was with USAA as a Portfolio Manager and Analyst from 1975 to 1995.
AXA Enterprise Multimanager Value Fund	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager Aryeh Glatter	Mr. Glatter has been a Senior Vice President and Portfolio Manager of Alliance Capital since 1999. Mr. Glatter joined Alliance Capital as an equity analyst and portfolio manager in 1993.

	Institutional Capital Corporation 225 West Wacker Drive Suite 2400 Chicago, IL 60606 Portfolio Manager Robert H. Lyon	Mr. Lyon has been President and Chief Investment Officer of ICAP since 1992. He was an Analyst with ICAP from 1976 to 1981 and returned in 1988 as Director of Research before leading a group in buying out the firm’s founder.

	MFS Investment Management 500 Boylston Street Boston, MA 02116 Portfolio Managers Steven R. Gorham	Mr. Gorham is a Senior Vice President and portfolio manager with MFS and has been employed in the investment management area of MFS since 1992.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Small/Mid Cap Growth Fund	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Managers Bruce K. Aronow N. Kumar Kirpalani Samantha S. Lau Mark A. Attalienti

Mr. Aronow has been a Senior Vice President of Alliance Capital since 2000. Mr. Aronow joined Alliance Capital as a Vice President and Portfolio Manager in 1999. Prior to joining Alliance Capital, he was responsible for research and portfolio management of the small cap consumer sectors at INVESCO (NY) from 1997 to 1999. Mr. Aronow joined Chancellor Capital Management, predecessor to INVESCO (NY), as a small cap analyst in 1994.

Mr. Kirpalani has been a Vice President and Portfolio Manager since he joined Alliance Capital in 1999. Prior to joining Alliance Capital, he was responsible for research and portfolio management of the small cap industrial, financial and energy sectors at INVESCO (NY) from 1997 to 1999. Mr. Kirpalani joined Chancellor Capital Management, predecessor to INVESCO (NY), as a small cap analyst in 1993.

Ms. Lau has been a Vice President and Portfolio Manager since she joined Alliance Capital in 1999. Prior to joining Alliance Capital, she was responsible for covering small cap technology companies at INVESCO (NY) from 1997 to 1999. Ms. Lau joined Chancellor Capital Management as a small cap analyst in 1997 before it became INVESCO (NY). Prior to that, she was a healthcare securities analyst with Goldman Sachs from 1994 to 1997.

Mr. Attalienti has been a Vice President and Portfolio Manager since he joined Alliance Capital in 1999. Prior to joining Alliance Capital, he was responsible for covering the health care industry at Chase Asset Management from 1994 to 1999.

	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403 Portfolio Management Team	The portion of assets allocated to Franklin is managed by a team of investment professionals, led by Edward B. Jamieson. Mr. Jamieson is an Executive Vice President and portfolio manager and has been associated with Franklin (and its predecessor, Franklin Templeton Investments) since 1987.

	Provident Investment Counsel, Inc. 300 North Lake Avenue Pasadena, CA 91101 Portfolio Management Team	The portion of assets allocated to Provident is managed by a team of investment professionals, led by Evelyn Lapham and John Yoon. Ms. Lapham and Mr. Yoon are Senior Vice Presidents and portfolio managers with research responsibilities and have been with Provident since December 1997 and July 1995, respectively.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Small/Mid Cap Value Fund	AXA Rosenberg Investment Management LLC 4 Orinda Way Building E Orinda, CA 94563 Portfolio Engineers P. Douglas Burton Syed A. Zamil

Investment decisions arise from AXA Rosenberg’s automatic expert system processing which combines proprietary software programs and comprehensive databases to replicate the decisions financial experts might make in a perfect world. Therefore, AXA Rosenberg does not have Portfolio Managers as traditionally defined, but rather, the firm has Portfolio Engineers who research and monitor the fund’s performance against the relevant benchmark and ensure compliance with the fund’s objectives.

Mr. Burton has been a Portfolio Engineer of AXA Rosenberg since 1998. Prior to joining the firm, Mr. Burton was a Portfolio Manager and an Analyst at Deseret Mutual Benefit Administrators from 1988 to 1998.

Mr. Zamil has been a Portfolio Engineer of AXA Rosenberg since 2000. Prior to joining the firm, Mr. Zamil was a Managing Director at Capital Management from 1997 to 2000. From 1993 to 1997, Mr. Zamil was a consultant and regional manager at BARRA.

TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017 Portfolio Managers Nicholas F. Galluccio Susan I. Schottenfeld

Mr. Galluccio has been a Managing Director of TCW since 1997. He joined TCW in 1982 as an Equity Analyst. Prior to joining TCW, Mr. Galluccio was a Securities Analyst with Lehman Brothers Kuhn Loeb, Inc. from 1981 to 1982.

Ms. Schottenfeld has been a Managing Director of TCW since 1998. She joined TCW in 1985 as a Special Situations Analyst. Prior to joining TCW, Ms. Schottenfeld was a Research Liaison to equity sales with Wertheim Schroder and Co. from 1983 to 1985.

	Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Management Team	Wellington Management’s management approach to its portion of the fund is built on a team concept. The team is headed by James N. Mordy, Senior Vice President. Mr. Mordy joined Wellington Management in 1985 as an investment professional.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager International Equity Fund	Alliance Capital Management, L.P. (Bernstein Investment Research and Management unit) 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The Portfolio Management Team consists of a core group of senior investment and research professionals of the Bernstein Unit of Alliance Capital.

Kevin F. Simms and Henry S. D’Auria are Senior Vice Presidents and Co-Chief Investment Officers of International Value Equities, both having held this position since June 2003. Mr. Simms has been Director of Research for International Value and Global Value Equities since October 2000. Prior thereto, he was Director of Research for Emerging Markets Equities at Sanford C. Bernstein (“Bernstein”).

Mr. D’Auria has been Chief Investment Officer of Emerging Markets Value since 2002. Prior thereto, he was Director of Research for Small Cap Value and Emerging Markets Value Equities at Bernstein.

Bank of Ireland Asset Management (U.S.) Limited 40 Mespil Road Dublin 4 Ireland Portfolio Management Team

BIAM (U.S.)’s management approach to its portion of the fund is built on a team concept. The team of nineteen asset managers is headed by Chris Reilly, Chief Investment Officer. Mr. Reilly joined BIAM (U.S.)’s Asset Management Team in 1980 and has had overall responsibility for asset management since 1985.

	Marsico Capital Management, LLC 1200 17th Street Suite 1300 Denver, CO 80202 Portfolio Manager James G. Gendelman	Mr. Gendelman joined Marsico in 2000. Prior to joining Marsico, he was a Vice President of International Sales for Goldman Sachs & Co. from 1987 to 2000.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Technology Fund	Firsthand Capital Management, Inc. 125 South Market Suite 1200 San Jose, CA 95113 Portfolio Manager Kevin M. Landis	Mr. Landis is the Chief Investment Officer of Firsthand. Mr. Landis co-founded the firm in 1993 and has been a Portfolio Manager with Firsthand since 1994.
RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Manager Huachen Chen Walter C. Price

Mr. Chen is a Managing Director, Senior Analyst and Portfolio Manager, and has been associated with RCM since 1985.

Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of RCM since 1978. He joined RCM in 1974 as a Senior Securities Analyst.

	Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Management Team	The portion of the fund’s assets managed by Wellington Management is managed by a team of investment professionals.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Health Care Fund	A I M Capital Management, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046 Portfolio Management Team	The portion of assets allocated to AIM is managed by a team of investment professionals led by Michael Yellen. Mr. Yellen joined AIM in 1994 as an investment analyst.
RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Manager Selena A. Chaisson

Dr. Selena A. Chaisson re-joined RCM in 2004 as the Sector Leader of the Healthcare team. From 1999 to 2003, she was associated with Tiger Management and Amerindo Investment Advisors and was the founder and principal of Coyote Capital. From 1994 to 1999, Ms. Chaisson worked as a healthcare analyst at RCM and later as a Partner.

Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers Ann C. Gallo Robert L. Deresiewicz Jean M. Hynes Kirk J. Mayer Joseph H. Schwartz

Ms. Gallo has been a Vice President of Wellington Management since 1998. Ms. Gallo joined Wellington Management as a Global Industry Analyst in 1998. Prior to joining Wellington Management, she was a Health Care Analyst with BT Alex Brown from 1995 to 1998.

Dr. Deresiewicz has been a Global Industry Analyst at Wellington Management since 2000. Prior to joining Wellington Management, he was an Assistant Professor of Medicine at the Harvard Medical School and an Associate Physician in the Division of Infectious Diseases at the Brigham and Women’s Hospital from 1987 to 1998.

Ms. Hynes has been a Senior Vice President of Wellington Management since 2001. Ms Hynes joined Wellington Management as a research assistant in 1991.

Mr. Mayer has been a Vice President of Wellington Management since 2001. Mr. Mayer joined Wellington Management as a Global Industry Analyst in 1998. Prior to joining Wellington Management, he attended the University of Pennsylvania’s Wharton School of Finance where he obtained his MBA from 1996 to 1998, and he was an Operations Manager with Lockheed Martin Corporation from 1994 to 1996.

Mr. Schwartz has been a Senior Vice President of Wellington Management since 1995. Mr. Schwartz joined Wellington Management as a Global Industry Analyst in 1983.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Core Bond Fund	BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Portfolio Managers Scott M. Amero Keith T. Anderson

Mr. Amero has been a Managing Director and Portfolio Manager of BAI since 1990. Prior to joining BAI, he was a Vice President in Fixed Income Research at The First Boston Corporation from 1985 to 1990.

Mr. Anderson has been a Managing Director and Chief Investment Officer, Fixed Income of BAI since founding the firm in 1988. Prior to founding BAI, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation from 1987 to 1988.

Pacific Investment Management Company LLC 840 Newport Center Drive Suite 300 Newport Beach, CA 92660 Portfolio Management Team

The Portfolio Management Team develops and implements investment strategy for the fund.

William H. Gross heads the Portfolio Management Team. Mr. Gross is a Managing Director and the Chief Investment Officer of PIMCO and has been associated with the firm for over 30 years. Mr. Gross was a founder of PIMCO.

AXA Enterprise Money Market Fund II	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Managers John F. Chiodi Raymond J. Papera

Mr. Chiodi has been a Vice President and Portfolio Manager of Alliance Capital since 1996. Mr. Chiodi has been associated with Alliance Capital since 1989.

Mr. Papera has been a Senior Vice President and Portfolio Manager of Alliance Capital since 1996. Mr. Papera has been associated with Alliance Capital since 1990.

Management Fees

Each fund pays a fee to AXA Equitable for management services. The Core Equity Fund, Growth Fund and Value Fund each pay a management fee at an annual rate of 1.00% of the average net assets of the fund. The Small/Mid Cap Growth Fund and Small/Mid Cap Value Fund each pay a management fee at an annual rate of 1.20% of the average net assets of the fund. The International Equity Fund pays a management fee at an annual rate of 1.15% of the average net assets of the fund. The Technology Fund and Health Care Fund each pay a management fee at an annual rate of 1.30% of the average net assets of the fund. The Core Bond Fund pays a management fee at an annual rate of 0.70% of the average net assets of the fund. The Money Market Fund pays a management fee at an annual rate of 0.50% of the average net assets of the fund.

The sub-advisers are paid by AXA Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval. For certain administrative services, in addition to the management fee, each fund pays AXA Equitable a fee at an annual rate of 0.15% of the fund’s total average net assets plus $35,000 per fund and, for funds with more than one sub-adviser, an additional $35,000 for each portion of the fund for which separate administrative services are provided (e.g., portions of a fund allocated to separate sub-advisers and/or managed in a discrete style).

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Expense Limitation Agreement

In the interest of limiting until February 28, 2006 the expenses of each fund, the Manager has entered into an expense limitation agreement with the Trust with respect to the funds (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each portfolio’s business), are limited to the following respective expense ratios:

	Total Expenses Limited to (% of daily net assets)
FUNDS	CLASS A	CLASS B	CLASS C	CLASS P	CLASS Y
AXA Enterprise Multimanager Core Equity Fund	1.65%	2.20%	2.20%	1.45%	1.20%
AXA Enterprise Multimanager Growth Fund	1.65%	2.20%	2.20%	1.45%	1.20%
AXA Enterprise Multimanager Value Fund	1.65%	2.20%	2.20%	1.45%	1.20%
AXA Enterprise Multimanager Small/Mid Cap Growth Fund	1.90%	2.45%	2.45%	1.70%	1.45%
AXA Enterprise Multimanager Small/Mid Cap Value Fund	1.90%	2.45%	2.45%	1.70%	1.45%
AXA Enterprise Multimanager International Equity Fund	2.10%	2.65%	2.65%	1.90%	1.65%
AXA Enterprise Multimanager Technology Fund	2.15%	2.70%	2.70%	1.95%	1.70%
AXA Enterprise Multimanager Health Care Fund	2.15%	2.70%	2.70%	1.95%	1.70%
AXA Enterprise Multimanager Core Bond Fund	1.25%	1.80%	1.80%	1.05%	0.80%
AXA Enterprise Money Market Fund II	0.70%	0.70%	0.70%	0.95%	0.70%

AXA Equitable may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped all eligible previous payments made, the fund will be charged such lower expenses.

SHAREHOLDER ACCOUNT INFORMATION

Selecting a Share Class

Each fund offers four classes of shares through this Prospectus: Class A, B, C and Y shares. This Prospectus also describes Class P shares of the fund. However, Class P shares are no longer available for investment. Each class of shares has its own sales charge and expense structure, which allows you to choose the class of shares best suited to your investment needs. When choosing your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial advisor can help you determine which class is right for you.

The table below summarizes the key features of each class of shares. They are described in more detail below.

	Class A	Class B	Class C	Class P	Class Y
Availability?	Generally available through most investment dealers.	Available only to investors purchasing less than $100,000.	Available only to investors purchasing less than $1,000,000.	No longer available for investment, except through reinvestment of dividend and distributions and exchanges from Class P shares of another fund.	Available only to certain types of investors purchasing $1,000,000 or more.
Initial Sales Charge?	Yes (except for Money Market Fund Class A shares, which carry no sales charge). Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase is invested in shares of a fund.	No. Entire purchase is invested in shares of a fund.	Yes. You pay a sales charge when you buy fund shares. Lower sales charges available for larger investments.	No. Entire purchase is invested in shares of a fund.
Contingent Deferred Sales Charge (“CDSC”)?	No. (However, we will charge a CDSC if you sell within two years of purchasing shares, on which no initial sales charge was imposed because the original purchase price exceeded $1 million.)	Yes (excludes initial purchases of shares in the Money Market Fund). Payable if you redeem your shares within six years of purchase. Amount of CDSC gradually decreases over time.	Yes (excludes initial purchases of shares in the Money Market Fund). Payable if you redeem your shares within one year of purchase.	No. (However, we will charge a CDSC if you sell within one year of purchasing shares, on which no initial sales charge was imposed because the original purchase price exceeded $1 million.)	No.
Distribution and Service Fees?	0.45% distribution and service fee (except for Money Market Fund).	0.75% distribution fee and 0.25% service fee (except Money Market Fund).	0.75% distribution fee and 0.25% service fee (except Money Market Fund).	0.25% service fee.	No.
Conversion to Class A shares?	(Not applicable.)	Yes, automatically after eight years.	No.	No.	No.

If you redeem or exchange shares of a fund after holding them one month or less, a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the fund for the benefit of the remaining shareholders. Please refer to Transaction and Account Policies for more detail.

SHAREHOLDER ACCOUNT INFORMATION

Selecting a Share Class (cont’d)

Enterprise Fund Distributors, Inc., AXA Advisors LLP and AXA Distributors LLP (the “Distributors”), each of which is an affiliate of AXA Equitable, the Manager of the Trust, are the principal underwriters for shares of the funds. In addition to distribution and service fees paid by the funds under the Class A, Class B, Class C and Class P distribution and service plans, the Distributors (or one of their affiliates) may make payments out of their own resources to provide additional compensation to dealers and other persons, including affiliates, such as MONY Securities Corporation and The Advest Group Inc., who sell shares of the funds and other mutual funds distributed by the Distributors. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, or otherwise. The additional payments to such dealers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Additional payments to these broker/dealers, may, but are not normally expected to, exceed in the aggregate 0.5% of the average net assets of the funds attributable to a particular intermediary.

Additional compensation also may include promotional gifts (which may include gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to dealers whose representatives have sold or are expected to sell a significant number of shares.

If you hold shares through a brokerage account, your broker/dealer may charge you a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by the individual dealer. These processing and service fees are in addition to the sales and other charges and are typically fixed, nominal dollar amounts. Your broker/dealer will provide you with specific information about any processing or servicing fees you will be charged.

Class A Shares — Initial Sales Charge Option

If you select Class A shares of any fund other than the Money Market Fund, you will pay a sales charge at the time of purchase. Initial purchases of Class A shares of the Money Market Fund are not subject to a sales charge unless and until the shares are exchanged into Class A shares of another fund. No initial sales charge applies to Class A shares that you receive through reinvestment of dividends or distributions. However, if you have received shares of the Money Market Fund through reinvestment of dividends, and you subsequently exchange those shares for Class A shares of another fund, an initial sales charge will apply to the Class A purchase. The sales charges applicable to Class A shares for all funds other than the Money Market Fund are based on the following schedule:

Your Investment[1]	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount or Agency Fee as a Percentage of Offering Price[2]
Up to $99,999	4.75%	4.99%	4.00%
$100,000 up to $249,999	3.75%	3.90%	3.00%
$250,000 up to $499,999	2.50%	2.56%	2.00%
$500,000 up to $999,999[3]	2.00%	2.04%	1.50%
$1,000,000 and up3	None	None	1% of the first $4.99 million; 0.75% of amounts from $5 – 19.99 million; 0.50% of amounts from $20 million to $100 million; 0.25% of amounts in excess of $100 million.
(1)	In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the funds.
(2)	From time to time, the Distributors may hold special promotions for specified periods during which the Distributors may reallow dealers up to the full sales charges shown above. In addition, the Distributors may sponsor sales contests and provide to all qualifying dealers, from their own profits and resources, additional compensation, as described above.

SHAREHOLDER ACCOUNT INFORMATION

Selecting a Share Class (cont’d)

(3)	If certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code, or participants of such plans, invest $500,000 or more or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies. However, if the entire plan or you redeem shares within 24 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The Distributors will compensate dealers in connection with purchases of Class A shares.

If you purchase Class A shares of any fund other than the Money Market Fund, you will also pay a distribution and service fee at an annual rate of 0.45% of the average daily net assets attributable to Class A shares of each fund. There is no distribution and service fee for Class A shares of the Money Market Fund.

Class B Shares — CDSC Option

If you select Class B shares, you will not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years of purchase, you will be required to pay a CDSC, which will be deducted from your redemption proceeds. If you own Class B shares of a fund other than the Money Market Fund, you will also pay distribution fees of 0.75% and service fees of 0.25% of the average daily net assets each year pursuant to Rule 12b-1 under the 1940 Act. Because these fees are paid from the funds’ assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributors use the money that they receive from the CDSC and the distribution fees to reimburse their expenses of providing distribution-related services to the funds.

The funds will not accept single purchase orders for Class B shares over $100,000.

Initial purchases of Class B shares of the Money Market Fund are not subject to a CDSC unless and until the shares are exchanged into another Class B fund.

The Class B CDSC gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase Order Was Accepted	Applicable Class B Contingent Deferred Sales Charge
Up to one year	5.00%
Over one year up to two years	4.00%
Over two years up to three years	4.00%
Over three years up to four years	3.00%
Over four years up to five years	2.00%
Over five years up to six years	1.00%
More than six years	None

Class C — CDSC Option

If you select Class C shares, you will not pay an initial sales charge at the time of purchase. However, if you redeem your Class C shares within one year of purchase, you will be required to pay a CDSC of 1.00% which will be deducted from your redemption proceeds. Initial purchases of Class C shares of the Money Market Fund are not subject to a CDSC unless and until the shares are exchanged into Class C shares of another fund. If you own Class C shares of a fund other than the Money Market Fund, you will also pay distribution fees of 0.75% and service fees of 0.25% of the average daily net assets each year pursuant to Rule 12b-1 under the 1940 Act. Because these fees are paid from the funds’ assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributors use the money that they receive from the CDSC and the distribution fees to reimburse their expenses of providing distribution-related services to the funds.

The funds will not accept single purchase orders for Class C shares over $1,000,000.

Class P Shares — Initial Sales Charge Option

The price that you pay when you buy Class P shares is their net asset value plus a sales charge, which varies depending upon the size of your purchase and the fund you buy shares of. The Money Market Fund does not have a sales charge. Please note that

SHAREHOLDER ACCOUNT INFORMATION

Selecting a Share Class (cont’d)

Class P shares are no longer available for investment, except through reinvestment of dividends and distributions and through exchanges of Class P shares of another fund.

Class P Sales Charges for:

AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Core Equity Fund, AXA Enterprise Multimanager Value Fund, AXA Enterprise Multimanager Small/Mid Cap Growth Fund, AXA Enterprise Multimanager Small/Mid Cap Value Fund, AXA Enterprise Multimanager International Equity Fund, AXA Enterprise Multimanager Technology Fund, and AXA Enterprise Multimanager Health Care Fund

Your Investment	As a Percentage of Offering Price	As a Percentage of Amount Invested	Dealer Discount or Agency Fee as a Percentage of Offering Price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 – $99,999	4.75%	4.99%	4.25%
$100,000 up to $249,999	3.75%	3.90%	3.25%
$250,000 up to $499,999	2.75%	2.83%	2.50%
$500,000 up to $999,999	2.00%	2.04%	1.75%
$1,000,000 and up*	0.00%	0.00%	0.00%
*	A contingent deferred sales charge of 1.00% generally will apply to redemptions of your shares made within one year of the date of purchase.

Class P Sales Charges for AXA Enterprise Multimanager Core Bond Fund:

Your Investment	As a Percentage of Offering Price	As a Percentage of Amount Invested	Dealer Discount or Agency Fee as a Percentage of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 up to $249,999	3.50%	3.63%	3.00%
$250,000 up to $499,999	2.50%	2.56%	2.25%
$500,000 up to $999,999	1.75%	1.78%	1.50%
$1,000,000 and up*	0.00%	0.00%	0.00%
*	A contingent deferred sales charge of 1.00% generally will apply to redemptions of your shares made within one year of the date of purchase.

Class Y Shares

Each fund offers Class Y shares through this Prospectus for the minimum initial purchase amount of $1,000,000. Class Y shares do not bear a sales charge, distribution or service fee. Class Y shares are offered exclusively for sale to a corporation, bank, savings institution, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization, investment company registered under the 1940 Act, certain wrap account clients of broker/dealers, employee of AXA Financial, Inc. or its subsidiaries or an immediate family member of such employee, present or former trustee of the Trust or their spouse or minor child or any trust, IRA or retirement plan account for the benefit of any such person or relative, or other financial institutional buyers.

Determination of the CDSC

Each applicable CDSC will be determined using the original purchase cost or current market value of the shares being redeemed, whichever is less. There is no CDSC imposed upon the redemption of reinvested dividends or distributions. Moreover, no CDSC

SHAREHOLDER ACCOUNT INFORMATION

Selecting a Share Class (cont’d)

will be charged upon the exchange of shares from one fund into another. In determining whether a CDSC is payable, we assume that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased.

Class B and Class C shareholders of a fund may exchange their shares for Class B or Class C shares of the Money Market Fund. Exchanges from a fund other than the Money Market Fund will continue to be subject to the CDSC schedule of the fund from which the exchange was made, but will reflect the time the shares are held in the Money Market Fund.

The following example illustrates the calculation of a CDSC. Assume that you make a single purchase of $10,000 of a fund’s Class B shares at a price of $10 per share. Sixteen months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000; the current price per share is $11. If you then redeem $5,500 in share values (500 shares), the CDSC would apply only to $4,000. That figure is arrived at by taking the entire redemption amount ($5,500) minus the reinvested dividends ($1,000), minus the appreciation per share redeemed ($1 per share multiplied by the number of shares redeemed – $500). The charge would be at a rate of 4% ($160) because it was in the second year after the purchase was made.

Class A Initial Sales Charge Waivers

You may qualify for a reduction or waiver of the Class A initial sales charge, but you or your financial advisor must provide us with certain information at the time of purchase in order to take advantage of such reductions or waivers.

There are a number of ways you can lower your initial sales charge on purchases of Class A shares, including:

•	Letter of Intent. You are entitled to a reduced sales charge if you execute a Letter of Intent to purchase $100,000 or more of Class A shares at the public offering price within a period of 13 months. Your discount will be determined based on the schedule in the table above. The minimum initial investment under a Letter of Intent is 5% of the amount stated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge that would apply to the shares actually purchased if the full amount stated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount has been purchased, the escrow will be released. If you wish to enter into a Letter of Intent, you should complete the appropriate portion of the new account application.

•	Rights of Accumulation. You are entitled to a reduced sales charge on additional purchases of a class of shares of a fund if the value of your existing aggregate holdings at the time of the additional purchase plus the amount of the additional purchase equals $100,000 or more. Your discount will be determined based on the schedule in the table above. For purposes of determining the discount, we will aggregate holdings of fund shares of your spouse, immediate family or accounts you control, whether as a single investor or trustee or, pooled and similar accounts, provided that you notify us of the applicable accounts at the time of your additional investment by providing us with appropriate documentation, including the account numbers for all accounts that you are seeking to aggregate.

•	Purchases by Members of Certain Organizations. You may be entitled to a reduced sales charge on purchases of Class A shares of a fund if you are a member of an association, fraternal group, franchise organization or union that has entered into an agreement with a Distributor allowing members of such organizations to purchase Class A shares at a sales load equal to 75% of the applicable sales charge. Organizations participating in this program must meet certain minimum requirements established by the Distributors, including minimum numbers of participants or assets. To receive this discount, you or your financial advisor must notify us at the time of your additional investment of your membership in the relevant organization and provide us with appropriate documentation.

The following individuals and institutions may purchase Class A shares without an initial sales charge:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	Representatives and employees, or their immediate family members of brokers and other intermediaries that have entered into dealer or other selling arrangements with the funds’ distributor;

SHAREHOLDER ACCOUNT INFORMATION

Selecting a Share Class (cont’d)

•	Financial institutions and other financial institutions’ trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity; and

•	Clients of fee-based/fee-only financial advisors.

The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder, provided that the dealer agrees to certain reimbursement arrangements with the Distributors that are described in the Statement of Additional Information. If the dealer agrees to these reimbursement arrangements, no CDSC will be imposed with respect to Class A shares purchased for $1,000,000 or more.

CDSC Waivers

Your CDSC will be waived in connection with:

•	Distributions to participants or beneficiaries of and redemptions (other than redemption of the entire plan account) by certain plans, including participant-directed retirement plans qualified under Internal Revenue Code (“IRC”) Section 401(a) or from custodial accounts under IRC Section 403(b)(7), Individual Retirement Accounts (IRA) under IRC Section 408(a), participant-directed non-qualified deferred compensation plans under the IRC Section 457 and other employee benefit plans (“plans”), and returns of excess contributions made to these plans.

•	The liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum.

•	Redemption of shares of a shareholder (including a registered joint owner) who has died.

•	Redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being sold becomes totally disabled (as evidenced by a determination by the federal Social Security Administration).

•	Redemptions under a fund’s systematic withdrawal plan at an annual maximum of 10% per year of the net asset value of the account (only for Class B shares).

•	Redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy in accordance with the requirements of the IRC, including substantially equal periodic payments described in IRC Section 72 prior to age 59 1/2 and required minimum distributions after age 70 1/2.

•	Required minimum distributions from an IRA.

Conversion of Class B Shares

Your Class B shares will automatically convert to Class A shares of the same fund eight years after the end of the calendar month in which your purchase order for Class B shares was accepted. A pro rata portion of any Class B shares acquired through reinvestment of dividends or distributions will convert along with Class B shares that were purchased. Class A shares are subject to lower expenses than Class B shares. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

Reinstatement Privilege

If you redeem shares of a fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same class of the same fund within 180 days of redemption. Specifically, when you reinvest, the fund will waive any initial sales charge or credit your account with the amount of the CDSC that you previously paid. The reinvested shares will keep their original cost and purchase date for purposes of calculating any future CDSCs. The return of a CDSC may affect determination of gain or loss relating to the original sale transaction for federal income tax purposes. The fund may modify or terminate the reinstatement privilege at any time.

SHAREHOLDER ACCOUNT INFORMATION

Purchasing, Redeeming and Exchanging Shares

The charts below summarize how to purchase, redeem and exchange shares of the funds.

How to Purchase Shares	Important Information about Purchasing Shares
Important Information about Procedures for Opening a New Account	To conform to new regulations of the USA PATRIOT Act of 2001, the funds are required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the funds may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the funds cannot complete the identification process, your investment and the application may be returned.
Select the fund and the share class appropriate for you	Be sure to read this prospectus carefully.
Determine how much you would like to invest

The minimum initial investment for the funds (except Class Y shares of the funds) is $2,000 for each fund except for:

•   Accounts established with an automatic bank draft plan (minimum $250 to open/$50 subsequent)

•   Accounts established in a broker/dealer wrap program with which the funds, its Manager or its Distributors, have an agreement. Such accounts will be subject to a $1,000 minimum for each fund.

•   Traditional and Roth IRA Accounts (minimum $250 to open/$50 subsequent)

•   529 Accounts ($25 per portfolio or $15 per portfolio if the account is funded by investing through an automatic purchase plan or payroll deduction)

•   Coverdell Education Savings Accounts (minimum $250 to open/$50 subsequent)

•   Corporate retirement plans, such as 401(k) and 403(b) plans

In 2004, existing accounts with balances of $1,000 or more at the time of the assessment will not be affected by the low minimum balance fee. However, in 2005 accounts will be required to maintain a balance of $1,500 to avoid the low minimum balance fee, unless they qualify for an exemption as outlined above. Existing shareholders must meet the $2,000 minimum if they open a new account in another fund or wish to establish a new account by exchanging money from an existing account.

Have your securities dealer submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is received by the AXA Enterprise Shareholder Services Division of the fund’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”). All purchases made by check

SHAREHOLDER ACCOUNT INFORMATION

Purchasing, Redeeming and Exchanging Shares (cont’d)

How to Purchase Shares	Important Information about Purchasing Shares
should be in U.S. dollars and made payable to AXA Enterprise Multimanager Funds Trust, or in the case of a retirement account, the custodian or trustee. Third-party checks and money orders will not be accepted.
Receive Sales Load Discount or Waiver	There are special purchase plans and arrangements that may allow you to reduce or eliminate any applicable sales charges. See “Class A Initial Sales Charge Reductions and Waivers,” “CDSC Waivers,” and “Reinstatement Privilege” above for more information.
Receive Rights of Accumulation Discount	You are entitled to a reduced sales charge on additional purchases if the value of your existing aggregate holdings equals $100,000 or more. ( See “Shareholder Account Information — Class A Shares — Initial Sales Charge Option” in the prospectus for more information.) To determine the discount, fund share holdings of your immediate family, accounts you control as a single investor or trustee of similar accounts will be totaled when you notify AXA Enterprise of the applicable accounts.
Acquire additional shares through the Automatic Reinvestment Plan	Dividends and capital gains distributions may be automatically reinvested in the same class of shares without a sales charge. This does not apply to Money Market Fund dividends invested in another fund.
Participate in the Automatic Bank Draft Plan	Your bank account may be debited monthly for automatic investment into one or more of the funds for each class (other than Class Y).
Acquire Additional Shares through the Automatic Purchase Plan	If you have your bank account linked to your AXA Enterprise account, you can call Shareholder Services at 1-800-368-3527 prior to 4:00 p.m. Eastern Standard Time and purchase shares at that day’s closing price. The money will be taken from your bank account within one to five days.
Participate in the Automatic Dollar Cost Averaging Plan	You may have your shares automatically invested on a monthly basis into the same class of one or more of the funds. As long as you maintain a balance of $2,000 in the account from which you are transferring your shares, you may transfer $50 or more to an established account in another AXA Enterprise Fund or you may open a new account with $250 or more. This policy also applies to Class Y shares if you are not subject to the minimum investment requirements of $1,000,000.
Participate in a Retirement Plan	You may use shares of the funds to establish a Profit Sharing Plan, Money Purchase Plan, Traditional IRA, Roth IRA, Coverdell Education Savings Account, other retirement plans funded by shares of a fund and other investment plans which have been approved by the Internal Revenue Service. The Distributors pay the cost of these plans, except for the retirement plans, which charge an annual custodial fee. If you would like to find out more about these plans, please contact your financial advisor or AXA Enterprise at 1-800-432-4320.

SHAREHOLDER ACCOUNT INFORMATION

Purchasing, Redeeming and Exchanging Shares (cont’d)

How to Redeem Your Shares	Important Information about Redeeming Your Shares
Have your investment dealer submit your redemption order	The redemption price of your shares is based on the next calculation of net asset value after your order is received.
Call the Transfer Agent at 1-800-368-3527

You may redeem your shares by telephone if you have authorized this service. If you make a telephone redemption request, you must furnish:

•   the name and address of record of the registered owner,

•   the account number and tax ID number,

•   the amount to be redeemed, and

•   the name of the person making the request.

Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another fund. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. If you have previously linked your bank account to your AXA Enterprise account, you can have the proceeds sent via the ACH system to your bank. Provided you call by 4:00 p.m. Eastern Standard Time, you will receive the closing price of the day that you call, and the money will be sent to your bank account within one to five days.

Write the Transfer Agent at: AXA Enterprise Shareholder Services P.O. Box 219731 Kansas City, MO 64121-9731

You may redeem your shares by sending in a written request. If you own share certificates, they must accompany the written request. You must obtain a signature guarantee if:

•   the total redemption proceeds exceed $50,000,

•   the proceeds are to be sent to an address other than the address of record, or

•   the proceeds are to be sent to a person other than the registered holder.

You can generally obtain a signature guarantee from the following sources:

•   a member firm of a domestic securities exchange;

•   a commercial bank;

•   a savings and loan association;

•   a credit union; or

•   a trust company.

Corporations, executors, administrators, trustees or guardians may need to include additional documentation with a request to redeem shares and a signature guarantee.

Payment of Proceeds In General	The funds normally will make payment of redemption proceeds within seven days after your request has been properly made and received. When purchases are made by check or periodic account investment, redemption proceeds may not be available until the

SHAREHOLDER ACCOUNT INFORMATION

Purchasing, Redeeming and Exchanging Shares (cont’d)

How to Redeem Your Shares	Important Information about Redeeming Your Shares
investment being redeemed has been in the account for seven calendar days. The funds may suspend the redemption privilege or delay sending redemption proceeds for more than seven days during any period when the New York Stock Exchange is closed or an emergency warranting such action exists as determined by the SEC.
Receipt of Proceeds By Wire	For a separate $10 charge, you may request that your redemption proceeds be wired. If you submit a written request, your proceeds may be wired to the bank currently on file. If written instructions are to send the wire to any other bank, or redemption proceeds are greater than $50,000, a signature guarantee is required. If you authorize the Transfer Agent to accept telephone wire requests, any authorized person may make such requests at 1-800-368-3527. However, on a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. If you have authorized expedited wire redemption, shares can be sold and the proceeds sent by federal wire transfer to previously designated bank accounts. Otherwise, proceeds normally will be sent to the designated bank account the following business day. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to the Transfer Agent.
Use of Check Writing

If you hold an account with a balance of more than $5,000 in Class A shares of the Money Market Fund, you may redeem your shares of that fund by redemption check. You may make redemption checks payable in any amount from $500 to $100,000. You may write up to five redemption checks per month without charge. Each additional redemption check in any given month will be subject to a $5 fee. You may obtain redemption checks, without charge, by completing Optional Features section of the account application.

The funds may charge a $25 fee for stopping payment of a redemption check upon your request. It is not possible to use a redemption check to close out an account since additional shares accrue daily. Redemptions by check writing may be subject to a CDSC if the Money Market Fund shares being redeemed were purchased by exchanging shares of another fund on which a CDSC was applicable. The funds will honor the check only if there are sufficient funds available in your Money Market Fund account to cover the fee amount of the check plus applicable CDSC, if any.

Participate in the Bank Purchase and Redemption Plan	You may initiate an Automatic Clearing House (“ACH”) Purchase or Redemption directly to a bank account when you have established proper instructions, including all applicable bank information, on the account.

SHAREHOLDER ACCOUNT INFORMATION

Purchasing, Redeeming and Exchanging Shares (cont’d)

How to Redeem Your Shares	Important Information about Redeeming Your Shares
Participate in a Systematic Withdrawal Plan

If you have at least $5,000 in your account, you may participate in a systematic withdrawal plan. Under a plan, you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any fund. The proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The maximum annual rate at which Class B shares may be sold under a systematic withdrawal plan is 10% of the net asset value of the account. The funds process sales through a systematic withdrawal plan on the 15th day of the month or the following business day if the 15th is not a business day. Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, sales for the purpose of making such payments may reduce or even exhaust the account.

You should not purchase Class A shares while participating in a systematic withdrawal plan because you may be redeeming shares upon which a sales charge was already paid unless you purchased shares at net asset value. The funds will not knowingly permit additional investments of less than $2,000 if you are making systematic withdrawals at the same time. The CDSC will be waived on redemptions of shares made pursuant to a systematic withdrawal plan if the proceeds do not exceed 10% annually of the net asset value of the account. The funds may amend the terms of a systematic withdrawal plan on 30 days’ notice. You or the funds may terminate the plan at any time.

SHAREHOLDER ACCOUNT INFORMATION

Purchasing, Redeeming and Exchanging Shares (cont’d)

How to Exchange Your Shares	Important Information about Exchanging Your Shares
Select the fund into which you want to exchange. Be sure to read the prospectus describing the fund into which you want to exchange

You can exchange your shares of a fund for the same class of shares of any other fund.

No CDSC will be charged upon the exchange of shares, but in the case of shares held one month or less (other than shares acquired through reinvestment of dividends or other distributions and excluding redemptions or exchanges from the Money Market Fund and redemptions made through a Systematic Withdrawal Plan), a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the fund for the benefit of the remaining shareholders. This fee is intended to mitigate the costs caused to the fund by early redemptions that may disrupt effective management of the fund. It may be modified or discontinued at any time or from time to time. The fund will use the “first in, first out” method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date for shares held in your account.

If you are not subject to the minimum investment requirement of $1,000,000, and your exchange results in the opening of a new account in a fund, you are subject to the minimum investment requirement of $2,000. Original investments in the Money Market Fund which are transferred to other funds are considered purchases rather than exchanges.

Call the Transfer Agent at 1-800-368-3527

If you authorize the Transfer Agent to act upon telephone exchange requests, you or anyone who can provide the Transfer Agent with account registration information may exchange by telephone.

If you exchange your shares by telephone, you must furnish:

•   the name of the fund you are exchanging from,

•   the name and address of the registered owner,

•   the account number and tax i.d. number,

•   the dollar amount or number of shares to be exchanged,

•   the fund into which you are exchanging, and

•   the name of the person making the request.

Write the Transfer Agent at: AXA Enterprise Shareholder Services P.O. Box 219731 Kansas City, MO 64121-9731

To exchange by letter, you must state:

•   the name of the fund you are exchanging from,

•   the account name(s) and address,

•   the account number,

•   the dollar amount or number of shares to be exchanged, and

•   the fund into which you are exchanging.

You must also sign your name(s) exactly as it appears on your account statement.

SHAREHOLDER ACCOUNT INFORMATION

Purchasing, Redeeming and Exchanging Shares (cont’d)

How to Exchange Your Shares	Important Information about Exchanging Your Shares
Log on to www.axaenterprise.com	To make an exchange, log into your account portfolio and select “View Account” for the fund from which you would like to make the exchange. On the next screen, choose “Fund Exchange.” Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.

TRANSACTION AND ACCOUNT POLICIES

Execution of Requests

The net asset value used in determining your purchase, redemption or exchange price is the one next calculated after your order is received by the fund. Price calculations will be based on trades placed in good order by the close of regular trading on each day the New York Stock Exchange is open. The Distributors or the fund may reject any order. From time to time, the funds may suspend the sale of shares. In such event, existing shareholders normally will be permitted to continue to purchase additional shares of the same class and to have dividends reinvested.

The funds normally pay redemption proceeds in cash. However, if a fund determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make payment of redemption proceeds wholly or partly in cash, the fund may pay the redemption price in securities (redemption in kind), in which case, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The funds have made an election that requires them to pay $250,000 of redemption proceeds in cash, subject to other restrictions as described in the Statement of Additional Information.

Exchanges and Redemptions

Shares of each fund generally may be exchanged for shares of the same class of any other AXA Enterprise Fund without paying a sales charge or a CDSC. All exchanges are subject to the eligibility requirements of the AXA Enterprise Fund into which you are exchanging. If your exchange results in the opening of a new account in a fund, you are subject to the applicable minimum investment for the class of shares you are purchasing in the exchange. Exchanges into existing accounts are not subject to a minimum amount. New investments in the Money Market Fund that are transferred to other funds are considered purchases rather than exchanges. The exchange privilege may be exercised only in those states where shares of the fund may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another AXA Enterprise Fund is treated as a sale on which gain or loss may be recognized. Please refer to the SAI for more detailed information on exchanging fund shares.

Each fund reserves the right to suspend or change the terms of exchanging shares. In addition, if a fund determines that an investor is using market timing strategies or making excessive exchanges or redemptions, the fund reserves the right to refuse any exchange order that could involve actual or potential harm to the fund.

If you redeem or exchange shares of a fund (excluding redemptions or exchanges from the Money Market Fund and redemptions made through a systematic withdrawal plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions), a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the fund for the benefit of the remaining shareholders to mitigate the costs caused to the funds by early redemptions that may disrupt effective management of the funds. If the short-term trading fee is $50 or less, it will not be assessed on a redemption or exchange; however, during the 30-day period following a purchase or exchange, the fund reserves the right to collect short-term trading fees relating to a series of transactions by a shareholder if, in the aggregate, the fees total more than $50. The short-term trading fee will not be assessed on redemptions or exchanges from an account that participates in an approved wrap program caused by automatic rebalancing within the program, systematic withdrawals from the program or redemptions by the sponsor to cover the payment of advisory or service fees. The short-term trading fee may be modified or discontinued at any time or from time to time. The funds will use the “first in, first out” method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account.

Shareholders seeking to engage in excessive or short-term trading activities (commonly referred to as “market timing”) may use a variety of strategies to avoid detection and, despite the efforts of the funds to prevent excessive or short-term trading, there is no guarantee that the funds or their intermediaries will be able to identify these shareholders or curtail their trading practices. The funds receive purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive or short-term trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Entities utilizing such omnibus arrangements may not identify customers’ trading activity in shares of the funds on an individual basis. Consequently, the funds may not be able to detect excessive or short-term trading in fund shares attributable to a particular investor who effects purchase orders in fund shares through a financial intermediary or agent acting in an omnibus capacity. The funds currently have systems in place that are intended to monitor market timing activity in omnibus accounts. For example, if aggregate fund flows of an omnibus account are suspected to

TRANSACTION AND ACCOUNT POLICIES (cont’d)

contain market timing activity, the fund will contact the intermediary to review the account and may, in its discretion, request the intermediary to impose a short-term trading fee on such investor. In addition, the fund reserves the right to terminate any arrangement with an intermediary where such abuses are detected.

While the funds will try to prevent market timing by taking the steps described above, they may not be successful in identifying or preventing excessive short-term trading in all circumstances. Excessive purchases and redemptions of shares of the funds may adversely affect fund performance and the interests of long-term investors. When market timing occurs, a fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the fund’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a fund cannot predict how much cash it will have to invest. In addition, if a fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Funds that invest in foreign securities may be particularly susceptible to market timing strategies because time zone differences among international stock markets may allow a shareholder engaging in a market timing strategy to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price.

If a fund determines that an investor is using market timing strategies or making excessive exchanges or redemptions, the fund reserves the right to refuse any exchange or purchase order that could involve actual or potential harm.

Short-Term Trading Fee Exemptions

The fund’s short-term trading fee will not be charged on the following redemption transactions:

1.	redemptions effectuated pursuant to an automatic non-discretionary allocation and rebalancing program held in a wrap program with which the funds, its Manager or Distributors, have an agreement;

2.	redemptions requested within the short-term trading fee period following the death or disability occurring after purchase of any registered shareholder, beneficial owner or grantor of a living trust;

3.	redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions;

4.	redemptions representing shares re-registration of an account converted from another share class of the same fund (in which case the short-term trading fee period will carry over to the acquired shares);

5.	redemptions representing loans and qualified hardship distributions from shares held through retirement plans for which the Manager or one of its affiliates is responsible for providing participant recordkeeping services;

6.	redemptions in cases where there are legal or contractual limitations or restrictions on the imposition of the short-term trading fee (as determined by the funds or their agents in their sole discretion);

7.	redemptions or exchanges from the Money Market Fund;

8.	redemptions made through a systematic withdrawal plan;

9.	redemptions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by the share redemptions, in the event of the liquidation of a fund).

In addition, the funds reserve the right to waive or impose the short-term trading fee or withdraw waivers in their discretion and without giving advance notice to shareholders (provided that the short-term trading fee is imposed prospectively only after notice is provided).

These short-term trading fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time (which may address such topics as the documentation necessary for the funds to recognize a disability or qualified hardship, among others).

Systems limitations inhibit this goal from being immediately realized. The funds and their agents will encourage financial advisers that maintain omnibus accounts (including retirement plan administrators) for accounts that are exempt from the short-term trading fee pursuant to the terms above to modify their systems to facilitate the imposition of the short-term trading fee at

TRANSACTION AND ACCOUNT POLICIES (cont’d)

the participant or individual account level. Until such time as financial adviser systems are modified, a significant percentage of a fund’s shareholders may not be subject to the short-term trading fee.

Small Accounts

For accounts with balances under $1,000, an annual service charge of $35 per account registration per fund will apply, excluding Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts and Savings Plan Accounts. These exclusions apply only to accounts held directly with the fund. In 2005, the account minimum balance will increase to $1,500.

If your account balance drops to $500 or less, a fund may close out your account and mail you the proceeds. You will always be given at least 45 days written notice to give you time to add to your account and avoid redeeming your shares.

How Fund Shares are Priced

“Net asset value” is the price of one share of a fund without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of fund shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received “in good order” by the Transfer Agent (plus or minus applicable sales charges). We consider investments to be received in good order when all required documents and your check or wired funds are received by us or by certain other agents of the funds or their Co-distributors.

•	Requests received by the Co-distributors or selected dealers and agents after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.

•	A fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Co-distributors or send your order by mail as described in “Buying Shares” and “Selling Shares.”

Generally, fund securities are valued as follows:

•	Equity securities — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations — amortized cost (which approximates market value).

•	Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange will materially affect its value. In that case, fair value as determined by or under the direction of the fund’s board of trustees at the close of regular trading on the Exchange.

•	Options — last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•	Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the AXA Enterprise Multimanager Funds’ board of trustees.

Events or circumstances affecting the values of fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of fund shares is determined may be reflected in the Trust’s calculation of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund’s net asset value.

TRANSACTION AND ACCOUNT POLICIES (cont’d)

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the fund’s board of trustees believes reflects fair value. This policy is intended to assure that the fund’s net asset value fairly reflects security values as of the time of pricing.

Dividends and Other Distributions

The funds generally distribute most or all of their net investment income and their net realized gains, if any, annually. The Core Bond Fund normally pays dividends monthly, and its net realized gains, if any, annually. The Money Market Fund normally declares dividends daily and pays them monthly.

Depending on your investment goals and priorities, you may choose to:

•	Reinvest all distributions;

•	Reinvest all distributions in the same class of another AXA Enterprise Multimanager Fund;

•	Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the fund or in the same class of another AXA Enterprise Multimanager Fund; or

•	Receive all distributions in cash.

Unless you indicate otherwise, distributions will automatically be reinvested in shares of the same class of the fund at net asset value.

For more information or to change your distribution option, contact AXA Enterprise Multimanager Funds in writing, contact your broker or call [(866) 231-8585].

Tax Consequences

Each fund intends to meet all requirements of the Internal Revenue Code necessary to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on net income and capital gains it distributes to its shareholders.

Fund distributions paid to you either in cash or reinvested in additional shares are generally taxable to you either as ordinary income or as capital gains. Distributions derived from the excess of net short-term capital gains over net long-term capital loss or net investment income are generally taxable at ordinary income rates, except that a fund’s dividends attributable to “qualified dividend income” (i.e., dividends received on stock of U.S. and certain foreign corporations with respect to which the fund satisfies certain holding period, debt-financing and other restrictions) generally are subject to a 15% maximum rate for individual shareholders who satisfy those restrictions with respect to the fund shares on which the dividends were paid. Distributions of gains from investments that a fund owned for more than one year and that it designates as capital gain dividends generally are taxable to you as long-term capital gain, regardless of how long you have held fund shares, and also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the fund recognizes on sales or exchanges of capital assets after May 5, 2003, through its last taxable year beginning before January 1, 2009.

An exchange of shares for shares of another AXA Enterprise Multimanager Fund is treated as a sale, and any resulting gain or loss will be subject to federal income tax; any such gain an individual shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for the 15% maximum rate. If you purchase shares of a fund shortly before it declares a capital gain distribution or a dividend, a portion of the purchase price may be returned to you as a taxable distribution.

If you earn more than $10 annually in taxable income from a fund, you will receive a Form 1099 to help you report the prior calendar year’s distributions and redemption proceeds, if any, on your federal income tax return. Be sure to keep that form as a permanent record. A fee may be charged for any duplicate information requested.

You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive.

GLOSSARY OF TERMS

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions — Payments to a fund’s shareholders of profits earned from selling securities in that fund’s portfolio. Capital gain distributions are usually paid once a year.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in comparable interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a fund’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the Securities and Exchange Commission.

DESCRIPTION OF BENCHMARKS

Each Fund’s performance is compared to that of a broad-based securities market index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Russell 3000 Index

Composed of 3,000 large U.S. securities, as determined by total market capitalization. This index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

Russell 1000 Growth Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell 1000 Value Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Russell 1000 Index

Contains 1,000 of the largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 2000 Index

Contains 2,000 of the smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Growth Index

Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell 2500 Value Index

Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Growth universe.

DESCRIPTION OF BENCHMARKS (cont’d)

Russell 1000 Technology Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed technology companies by the Russell sector classification scheme. This sector includes securities in the following industries: computer hardware, computer software, communications technology, electrical & electronics, semiconductors, and scientific equipment & suppliers. The index is market value weighted.

Russell 1000 Healthcare Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed healthcare companies by the Russell sector classification scheme.

Morgan Stanley Capital International EAFE Index

Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index. EAFE index assumes dividends reinvested net of withholding taxes and do not reflect any fees and expenses.

Lehman Brothers Aggregate Bond Index

Covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, taxable municipal securities, agency mortgage passthrough securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $200 million in par value outstanding, rated Baa3 or better by Moody’s, and rated BBB- or better by S&P (and if neither is available for CMBS, then Fitch is used) have a fixed coupon rate, and be U.S. dollar denominated.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each fund’s financial performance for the periods shown. No information is presented for the Class A shares of the funds because they had no operations prior to the date of this Prospectus. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and disbursements).

This information (except for the information for the period from November 1, 2003 to April 30, 2004) has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Trust’s financial statements, is included in the Trust’s Annual Report. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report and Semi-Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

AXA ENTERPRISE MULTIMANAGER GROWTH FUND

	Class B
	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
Net asset value, beginning of period	$8.57	$7.00	$10.00

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.10)	(0.10)
Net realized and unrealized gain (loss) on investments	0.18	1.68	(2.90)

Total from investment operations	0.11	1.58	(3.00)

Less distributions:
Dividends from net investment income	—	(0.01)	—

Net asset value, end of period	$8.68	$8.57	$7.00

Total return (b)†	1.28%	22.52%	(30.00)%

Ratios/Supplemental Data:
Net assets, end of period (000’s) .	$2,742	$2,497	$1,732
Ratio of expenses to average net assets after waivers and reimbursements (a)	2.20%	2.20%	2.20%
Ratio of expenses to average net assets after waivers, reimbursements and fees paid indirectly (a)	2.16%	2.17%	2.15%
Ratio of expenses to average net assets before waivers, reimbursements and fees paid indirectly (a)	5.76%	6.73%	7.46%
Ratio of net investment loss to average net assets after waivers and reimbursements (a)	(1.56)%	(1.41)%	(1.49)%
Ratio of net investment loss to average net assets after waivers, reimbursements and fees paid indirectly (a)	(1.52)%	(1.38)%	(1.44)%
Ratio of net investment loss to average net assets before waivers, reimbursements and fees paid indirectly (a)	(5.12)%	(5.94)%	(6.75)%
Portfolio turnover rate	25%	31%	26%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment loss	$0.16	$0.34	$0.34

Class C			Class P			Class Y
November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
$ 8.56	$7.00	$10.00	$8.64	$7.05	$10.00	$8.65	$7.06	$10.00

(0.07)	(0.10)	(0.10)	(0.03)	(0.05)	(0.05)	(0.02)	(0.03)	(0.03)
0.18	1.67	(2.90)	0.17	1.69	(2.90)	0.18	1.69	(2.91)

0.11	1.57	(3.00)	0.14	1.64	(2.95)	0.16	1.66	(2.94)

—	(0.01)	—	—	(0.05)	—	(0.01)	(0.07)	—

$ 8.67	$8.56	$7.00	$8.78	$8.64	$7.05	$8.80	$8.65	$7.06

1.29%	22.37%	(30.00)%	1.62%	23.38%	(29.50)%	1.83%	23.66%	(29.40)%

$ 289	$325	$243	$2,207	$2,199	$1,429	$5,896	$6,028	$4,567
2.20%	2.20%	2.20%	1.45%	1.45%	1.45%	1.20%	1.20%	1.20%
2.16%	2.17%	2.15%	1.41%	1.42%	1.40%	1.16%	1.17%	1.15%
5.76%	6.73%	7.46%	5.01%	5.98%	6.71%	4.76%	5.73%	6.46%
(1.56)%	(1.41)%	(1.49)%	(0.81)%	(0.66)%	(0.74)%	(0.56)%	(0.41)%	(0.49)%
(1.52)%	(1.38)%	(1.44)%	(0.77)%	(0.63)%	(0.69)%	(0.52)%	(0.38)%	(0.44)%
(5.12)%	(5.94)%	(6.75)%	(4.37)%	(5.19)%	(6.00)%	(4.12)%	(4.94)%	(5.75)%
25%	31%	26%	25%	31%	26%	25%	31%	26%

$ 0.16	$0.34	$0.34	$0.16	$0.34	$0.34	$0.16	$0.34	$0.36

AXA ENTERPRISE MULTIMANAGER CORE EQUITY FUND

	Class B
	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
Net asset value, beginning of period	$9.21	$7.70	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.45	1.61	(2.25)

Total from investment operations	0.42	1.56	(2.30)

Less distributions:
Dividends from net investment income	—	(0.05)	—

Net asset value, end of period	$9.63	$9.21	$7.70

Total return (b)†	4.56%	20.37%	(23.00)%

Ratios/Supplemental Data:
Net assets, end of period (000’s) .	$3,127	$2,765	$2,010
Ratio of expenses to average net assets after waivers and reimbursements (a)	2.20%	2.20%	2.20%
Ratio of expenses to average net assets after waivers, reimbursements and fees paid indirectly (a)	2.14%	2.19%	2.13%
Ratio of expenses to average net assets before waivers, reimbursements and fees paid indirectly (a)	5.36%	6.31%	6.83%
Ratio of net investment income (loss) to average net assets after waivers and reimbursements (a)	(0.74)%	(0.62)%	(0.69)%
Ratio of net investment income (loss) to average net assets after waivers, reimbursements and fees paid indirectly (a)	(0.68)%	(0.61)%	(0.62)%
Ratio of net investment income (loss) to average net assets before waivers, reimbursements and fees paid indirectly (a)	(3.90)%	(4.73)%	(5.31)%
Portfolio turnover rate	30%	56%	39%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$0.15	$0.34	$0.33

Class C			Class P			Class Y
November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
$9.21	$7.69	$10.00	$9.27	$7.75	$10.00	$9.28	$7.76	$10.00

(0.03)	(0.05)	(0.05)	— #	0.01	— #	0.02	0.03	0.02
0.45	1.62	(2.26)	0.46	1.62	(2.25)	0.46	1.62	(2.26)

0.42	1.57	(2.31)	0.46	1.63	(2.25)	0.48	1.65	(2.24)

—	(0.05)	—	—	(0.11)	—	(0.01)	(0.13)	—

$9.63	$9.21	$7.69	$9.73	$9.27	$7.75	$9.75	$9.28	$7.76

4.56%	20.53%	(23.10)%	4.96%	21.29%	(22.50)%	5.14%	21.57%	(22.40)%

$424	$408	$293	$2,300	$2,011	$1,335	$7,049	$6,776	$5,248
2.20%	2.20%	2.20%	1.45%	1.45%	1.45%	1.20%	1.20%	1.20%
2.14%	2.19%	2.13%	1.39%	1.44%	1.38%	1.14%	1.19%	1.13%
5.36%	6.31%	6.83%	4.61%	5.56%	6.08%	4.36%	5.31%	5.83%
(0.74)%	(0.62)%	(0.69)%	0.01%	0.13%	0.06%	0.26%	0.38%	0.31%
(0.68)%	(0.61)%	(0.62)%	0.07%	0.14%	0.13%	0.32%	0.39%	0.38%
(3.90)%	(4.73)%	(5.31)%	(3.15)%	(3.98)%	(4.56)%	(2.90)%	(3.73)%	(4.31)%
30%	56%	39%	30%	56%	39%	30%	56%	39%

$0.15	$0.34	$0.33	$0.15	$0.34	$0.32	$0.15	$0.34	$0.34

AXA ENTERPRISE MULTIMANAGER VALUE FUND

	Class B
	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
Net asset value, beginning of period	$9.46	$7.96	$10.00

Income (loss) from investment operations:
Net investment income (loss)	— #	— #	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.00	1.59	(2.02)

Total from investment operations	1.00	1.59	(2.04)

Less distributions:
Dividends from net investment income	—	(0.09)	—

Net asset value, end of period	$10.46	$9.46	$7.96

Total return (b)†	10.57%	20.28%	(20.50)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,973	$2,818	$2,217
Ratio of expenses to average net assets after waivers and reimbursements (a)	2.20%	2.20%	2.20%
Ratio of expenses to average net assets after waivers, reimbursements and fees paid indirectly (a)	1.97%	2.10%	2.10%
Ratio of expenses to average net assets before waivers, reimbursements and fees paid indirectly (a)	5.55%	6.55%	6.94%
Ratio of net investment income (loss) to average net assets after waivers and reimbursements (a)	(0.28)%	(0.07)%	(0.28)%
Ratio of net investment income (loss) to average net assets after waivers, reimbursements and fees paid indirectly (a)	(0.05)%	0.03%	(0.18)%
Ratio of net investment income (loss) to average net assets before waivers, reimbursements and fees paid indirectly (a)	(3.63)%	(4.42)%	(5.01)%
Portfolio turnover rate	66%	148%	123%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$0.17	$0.37	$0.35

Class C			Class P			Class Y
November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
$9.46	$7.95	$10.00	$9.51	$7.99	$10.00	$9.54	$8.02	$10.00

—#	— #	(0.02)	0.04	0.07	0.04	0.05	0.09	0.06
1.01	1.60	(2.03)	1.00	1.60	(2.05)	1.01	1.60	(2.04)

1.01	1.60	(2.05)	1.04	1.67	(2.01)	1.06	1.69	(1.98)

—	(0.09)	—	(0.05)	(0.15)	—	(0.08)	(0.17)	—

$10.47	$9.46	$7.95	$10.50	$9.51	$7.99	$10.52	$9.54	$8.02

10.68%	20.28%	(20.50)%	11.12%	21.11%	(20.10)%	11.14%	21.47%	(19.80)%

$424	$386	$315	$2,286	$1,990	$1,364	$6,953	$6,306	$5,318
2.20%	2.20%	2.20%	1.45%	1.45%	1.45%	1.20%	1.20%	1.20%
1.97%	2.10%	2.10%	1.22%	1.35%	1.35%	0.97%	1.10%	1.10%
5.55%	6.55%	6.94%	4.80%	5.80%	6.19%	4.55%	5.55%	5.94%
(0.28)%	(0.07)%	(0.28)%	0.47%	0.68%	0.47%	0.72%	0.93%	0.72%
(0.05)%	0.03%	(0.18)%	0.70%	0.78%	0.57%	0.95%	1.03%	0.82%
(3.63)%	(4.42)%	(5.01)%	(2.88)%	(3.67)%	(4.26)%	(2.63)%	(3.42)%	(4.01)%
66%	148%	123%	66%	148%	123%	66%	148%	123%

$0.17	$0.37	$0.36	$0.17	$0.37	$0.35	$0.17	$0.37	$0.36

AXA ENTERPRISE MULTIMANAGER SMALL/MID CAP GROWTH FUND

	Class B
	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
Net asset value, beginning of period	$8.36	$6.16	$10.00

Income from investment operations:
Net investment loss	(0.08)	(0.13)	(0.13)
Net realized and unrealized gain (loss) on investments .	0.18	2.33	(3.71)

Total from investment operations	0.10	2.20	(3.84)

Net asset value, end of period	$8.46	$8.36	$6.16

Total return (b)†	1.20%	35.71%	(38.40)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,411	$3,299	$2,094
Ratio of expenses to average net assets after waivers and reimbursements (a)	2.45%	2.45%	2.45%
Ratio of expenses to average net assets after waivers, reimbursements and fees paid indirectly (a)	2.08%	2.27%	2.37%
Ratio of expenses to average net assets before waivers, reimbursements and fees paid indirectly (a)	5.80%	7.11%	7.97%
Ratio of net investment income (loss) to average net assets after waivers and reimbursements (a)	(2.22)%	(2.04)%	(2.15)%
Ratio of net investment income (loss) to average net assets after waivers, reimbursements and fees paid indirectly (a)	(1.85)%	(1.86)%	(2.07)%
Ratio of net investment income (loss) to average net assets before waivers, reimbursements and fees paid indirectly (a)	(5.57)%	(6.70)%	(7.67)%
Portfolio turnover rate	48%	180%	192%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment loss	$0.15	$0.32	$0.33

Class C			Class P			Class Y
November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
$8.34	$6.15	$10.00	$8.47	$6.20	$10.00	$8.51	$6.21	$10.00

(0.08)	(0.13)	(0.13)	(0.05)	(0.08)	(0.09)	(0.04)	(0.06)	(0.08)
0.18	2.32	(3.72)	0.18	2.35	(3.71)	0.18	2.36	(3.71)

0.10	2.19	(3.85)	0.13	2.27	(3.80)	0.14	2.30	(3.79)

$8.44	$8.34	$6.15	$8.60	$8.47	$6.20	$8.65	$8.51	$6.21

1.20%	35.61%	(38.50)%	1.53%	36.61%	(38.00)%	1.65%	37.04%	(37.90)%

$376	$376	$485	$2,711	$2,440	$1,409	$5,921	$5,841	$4,155
2.45%	2.45%	2.45%	1.70%	1.70%	1.70%	1.45%	1.45%	1.45%
2.08%	2.27%	2.37%	1.33%	1.52%	1.62%	1.08%	1.27%	1.37%
5.80%	7.11%	7.97%	5.05%	6.36%	7.22%	4.80%	6.11%	6.97%
(2.22)%	(2.04)%	(2.15)%	(1.47)%	(1.29)%	(1.40)%	(1.22)%	(1.04)%	(1.15)%
(1.85)%	(1.86)%	(2.07)%	(1.10)%	(1.11)%	(1.32)%	(0.85)%	(0.86)%	(1.07)%
(5.57)%	(6.70)%	(7.67)%	(4.82)%	(5.95)%	(6.92)%	(4.57)%	(5.70)%	(6.67)%
48%	180%	192%	48%	180%	192%	48%	180%	192%

$0.15	$0.32	$0.33	$0.15	$0.32	$0.34	$0.15	$0.32	$0.36

AXA ENTERPRISE MULTIMANAGER SMALL/MID CAP VALUE FUND

	Class B
	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
Net asset value, beginning of period	$9.71	$7.15	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.74	2.65	(2.76)

Total from investment operations	0.69	2.57	(2.85)

Less distributions:
Dividends from net investment income	—	(0.01)	—

Net asset value, end of period	$10.40	$9.71	$7.15

Total return (b)†	7.11%	35.90%	(28.50)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,960	$3,661	$2,451
Ratio of expenses to average net assets after waivers and reimbursements (a)	2.45%	2.45%	2.45%
Ratio of expenses to average net assets after waivers, reimbursements and fees paid indirectly (a)	2.37%	2.43%	2.32%
Ratio of expenses to average net assets before waivers, reimbursements and fees paid indirectly (a)	5.01%	6.18%	6.61%
Ratio of net investment income (loss) to average net assets after waivers and reimbursements (a)	(1.13)%	(1.00)%	(1.23)%
Ratio of net investment income (loss) to average net assets after waivers, reimbursements and fees paid indirectly (a)	(1.05)%	(0.98)%	(1.10)%
Ratio of net investment income (loss) to average net assets before waivers, reimbursements and fees paid indirectly (a)	(3.69)%	(4.73)%	(5.39)%
Portfolio turnover rate	33%	78%	112%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$0.13	$0.30	$0.29

Class C			Class P			Class Y
November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
$9.70	$7.15	$10.00	$9.78	$7.20	$10.00	$9.79	$7.21	$10.00

(0.05)	(0.08)	(0.09)	(0.02)	(0.02)	(0.03)	— #	— #	(0.02)
0.75	2.64	(2.76)	0.76	2.65	(2.77)	0.75	2.65	(2.77)

0.70	2.56	(2.85)	0.74	2.63	(2.80)	0.75	2.65	(2.79)

—	(0.01)	—	—	(0.05)	—	(0.01)	(0.07)	—

$10.40	$9.70	$7.15	$10.52	$9.78	$7.20	$10.53	$9.79	$7.21

7.22%	35.76%	(28.50)%	7.57%	36.84%	(28.00)%	7.70%	37.13%	(27.90)%

$481	$490	$550	$3,893	$3,770	$2,902	$7,540	$7,017	$5,167
2.45%	2.45%	2.45%	1.70%	1.70%	1.70%	1.45%	1.45%	1.45%
2.37%	2.43%	2.32%	1.62%	1.68%	1.57%	1.37%	1.43%	1.32%
5.01%	6.18%	6.61%	4.26%	5.43%	5.86%	4.01%	5.18%	5.61%
(1.13)%	(1.00)%	(1.23)%	(0.38)%	(0.25)%	(0.48)%	(0.13)%	0.00%	(0.23)%
(1.05)%	(0.98)%	(1.10)%	(0.30)%	(0.23)%	(0.35)%	(0.05)%	0.02%	(0.10)%
(3.69)%	(4.73)%	(5.39)%	(2.94)%	(3.98)%	(4.64)%	(2.69)%	(3.73)%	(4.39)%
33%	78%	112%	33%	78%	112%	33%	78%	112%

$0.13	$0.30	$0.29	$0.14	$0.30	$0.28	$0.14	$0.30	$0.30

AXA ENTERPRISE MULTIMANAGER INTERNATIONAL EQUITY FUND

	Class B
	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
Net asset value, beginning of period	$9.72	$7.86	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.19	1.92	(2.11)

Total from investment operations	1.18	1.90	(2.14)

Less distributions:
Dividends from net investment income	—	(0.04)	—

Net asset value, end of period	$10.90	$9.72	$7.86

Total return (b)†	12.14%	24.23%	(21.40)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,872	$2,423	$1,814
Ratio of expenses to average net assets after waivers and reimbursements (a)	2.65%	2.65%	2.65%
Ratio of expenses to average net assets after waivers, reimbursements and fees paid indirectly (a)	2.20%	2.61%	2.61%
Ratio of expenses to average net assets before waivers, reimbursements and fees paid indirectly (a)	6.42%	7.77%	8.40%
Ratio of net investment income (loss) to average net assets after waivers and reimbursements (a)	(0.60)%	(0.26)%	(0.36)%
Ratio of net investment income (loss) to average net assets after waivers, reimbursements and fees paid indirectly (a)	(0.15)%	(0.22)%	(0.32)%
Ratio of net investment income (loss) to average net assets before waivers, reimbursements and fees paid indirectly (a)	(4.37)%	(5.38)%	(6.12)%
Portfolio turnover rate	32%	92%	27%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$0.20	$0.43	$0.43

Class C			Class P			Class Y
November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
$9.72	$7.87	$10.00	$9.77	$7.91	$10.00	$9.80	$7.93	$10.00

(0.01)	(0.02)	(0.03)	0.03	0.04	0.03	0.05	0.07	0.05
1.19	1.91	(2.10)	1.19	1.91	(2.12)	1.19	1.91	(2.12)

1.18	1.89	(2.13)	1.22	1.95	(2.09)	1.24	1.98	(2.07)

—	(0.04)	—	(0.05)	(0.09)	—	(0.08)	(0.11)	—

$10.90	$9.72	$7.87	$10.94	$9.77	$7.91	$10.96	$9.80	$7.93

12.14%	24.08%	(21.30)%	12.55%	25.02%	(20.90)%	12.69%	25.40%	(20.70)%

$362	$305	$213	$1,820	$1,562	$1,059	$6,911	$6,164	$5,055
2.65%	2.65%	2.65%	1.90%	1.90%	1.90%	1.65%	1.65%	1.65%
2.20%	2.61%	2.61%	1.45%	1.86%	1.86%	1.20%	1.61%	1.61%
6.42%	7.77%	8.40%	5.67%	7.02%	7.65%	5.42%	6.77%	7.40%
(0.60)%	(0.26)%	(0.36)%	0.15%	0.49%	0.39%	0.40%	0.74%	0.64%
(0.15)%	(0.22)%	(0.32)%	0.60%	0.53%	0.43%	0.85%	0.78%	0.68%
(4.37)%	(5.38)%	(6.12)%	(3.62)%	(4.63)%	(5.37)%	(3.37)%	(4.38)%	(5.12)%
32%	92%	27%	32%	92%	27%	32%	92%	27%

$0.20	$0.43	$0.44	$0.20	$0.43	$0.43	$0.20	$0.43	$0.44

AXA ENTERPRISE MULTIMANAGER TECHNOLOGY FUND

	Class B
	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
Net asset value, beginning of period	$8.97	$5.74	$10.00

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.17)	(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.37)	3.41	(4.12)

Total from investment operations	(0.47)	3.24	(4.26)

Less distributions:
Dividends from net investment income	—	(0.01)	—

Net asset value, end of period	$8.50	$8.97	$5.74

Total return (b)†	(5.24)%	56.41%	(42.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$787	$1,056	$429
Ratio of expenses to average net assets after waivers and reimbursements (a)	2.70%	2.70%	2.70%
Ratio of expenses to average net assets after waivers, reimbursements and fees paid indirectly (a)	2.43%	2.67%	2.67%
Ratio of expenses to average net assets before waivers, reimbursements and fees paid indirectly (a)	7.55%	10.01%	10.13%
Ratio of net investment loss to average net assets after waivers and reimbursements (a)	(2.52)%	(2.44)%	(2.44)%
Ratio of net investment loss to average net assets after waivers, reimbursements and fees paid indirectly (a)	(2.25)%	(2.41)%	(2.41)%
Ratio of net investment loss to average net assets before waivers, reimbursements and fees paid indirectly (a)	(7.37)%	(9.75)%	(9.87)%
Portfolio turnover rate	90%	125%	154%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment loss	$0.25	$0.51	$0.43

Class C			Class P			Class Y
November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
$8.97	$5.74	$10.00	$9.07	$5.77	$10.00	$9.09	$5.78	$10.00

(0.10)	(0.17)	(0.14)	(0.07)	(0.12)	(0.10)	(0.06)	(0.10)	(0.09)
(0.37)	3.41	(4.12)	(0.37)	3.44	(4.13)	(0.38)	3.44	(4.13)

(0.47)	3.24	(4.26)	(0.44)	3.32	(4.23)	(0.44)	3.34	(4.22)

—	(0.01)	—	—	(0.02)	—	— #	(0.03)	—

$8.50	$8.97	$5.74	$8.63	$9.07	$5.77	$8.65	$9.09	$5.78

(5.24)%	56.41%	(42.60)%	(4.85)%	57.67%	(42.30)%	(4.81)%	58.14%	(42.20)%

$66	$62	$41	$530	$480	$219	$5,522	$5,954	$3,494
2.70%	2.70%	2.70%	1.95%	1.95%	1.95%	1.70%	1.70%	1.70%
2.43%	2.67%	2.67%	1.68%	1.92%	1.92%	1.43%	1.67%	1.67%
7.55%	10.01%	10.13%	6.80%	9.26%	9.38%	6.55%	9.01%	9.13%
(2.52)%	(2.44)%	(2.44)%	(1.77)%	(1.69)%	(1.69)%	(1.52)%	(1.44)%	(1.44)%
(2.25)%	(2.41)%	(2.41)%	(1.50)%	(1.66)%	(1.66)%	(1.25)%	(1.41)%	(1.41)%
(7.37)%	(9.75)%	(9.87)%	(6.62)%	(9.00)%	(9.12)%	(6.37)%	(8.75)%	(8.87)%
90%	125%	154%	90%	125%	154%	90%	125%	154%

$0.21	$0.50	$0.46	$0.21	$0.52	$0.44	$0.23	$0.51	$0.47

AXA ENTERPRISE MULTIMANAGER HEALTH CARE FUND

	Class B
	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
Net asset value, beginning of period	$9.30	$8.02	$10.00

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.15)	(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.32	1.44	(1.84)

Total from investment operations	1.23	1.29	(1.98)

Less distributions:
Dividends from net investment income	—	(0.01)	—

Net asset value, end of period	$10.53	$9.30	$8.02

Total return (b)†	13.23%	15.89%	(19.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,334	$1,126	$932
Ratio of expenses to average net assets after waivers and reimbursements (a)	2.70%	2.70%	2.70%
Ratio of expenses to average net assets after waivers, reimbursements and fees paid indirectly (a)	2.63%	2.69%	2.68%
Ratio of expenses to average net assets before waivers, reimbursements and fees paid indirectly (a)	6.93%	8.15%	8.58%
Ratio of net investment loss to average net assets after waivers and reimbursements (a)	(1.86)%	(1.72)%	(1.90)%
Ratio of net investment loss to average net assets after waivers, reimbursements and fees paid indirectly (a)	(1.79)%	(1.71)%	(1.88)%
Ratio of net investment loss to average net assets before waivers, reimbursements and fees paid indirectly (a)	(6.09)%	(7.17)%	(7.78)%
Portfolio turnover rate	67%	103%	102%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment loss	$0.21	$0.47	$0.42

Class C			Class P			Class Y
November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
$9.30	$8.03	$10.00	$9.38	$8.07	$10.00	$9.41	$8.09	$10.00

(0.09)	(0.15)	(0.14)	(0.05)	(0.08)	(0.08)	(0.04)	(0.06)	(0.07)
1.32	1.43	(1.83)	1.32	1.43	(1.85)	1.33	1.44	(1.84)

1.23	1.28	(1.97)	1.27	1.35	(1.93)	1.29	1.38	(1.91)

—	(0.01)	—	—	(0.04)	—	— #	(0.06)	—

$10.53	$9.30	$8.03	$10.65	$9.38	$8.07	$10.70	$9.41	$8.09

13.23%	15.89%	(19.70)%	13.54%	16.78%	(19.30)%	13.76%	17.16%	(19.10)%

$113	$165	$157	$855	$801	$561	$6,462	$5,670	$4,884
2.70%	2.70%	2.70%	1.95%	1.95%	1.95%	1.70%	1.70%	1.70%
2.63%	2.69%	2.68%	1.88%	1.94%	1.93%	1.63%	1.69%	1.68%
6.93%	8.15%	8.58%	6.18%	7.40%	7.83%	5.93%	7.15%	7.58%
(1.86)%	(1.72)%	(1.90)%	(1.11)%	(0.97)%	(1.15)%	(0.86)%	(0.72)%	(0.90)%
(1.79)%	(1.71)%	(1.88)%	(1.04)%	(0.96)%	(1.13)%	(0.79)%	(0.71)%	(0.88)%
(6.09)%	(7.17)%	(7.78)%	(5.34)%	(6.42)%	(7.03)%	(5.09)%	(6.17)%	(6.78)%
67%	103%	102%	67%	103%	102%	67%	103%	102%

$0.21	$0.47	$0.43	$0.22	$0.47	$0.42	$0.22	$0.47	$0.44

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND

	Class B
	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
Net asset value, beginning of period	$10.23	$10.20	$10.00

Income (loss) from investment operations:
Net investment income	0.09	0.19	0.26
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.03)	0.32	0.18

Total from investment operations	0.06	0.51	0.44

Less distributions:
Dividends from net investment income	(0.16)	(0.27)	(0.24)
Distributions from realized gains	(0.19)	(0.21)	—

Total dividends and distributions	(0.35)	(0.48)	(0.24)

Net asset value, end of period	$9.94	$10.23	$10.20

Total return (b)†	0.49%	5.14%	4.42%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,067	$9,647	$8,989
Ratio of expenses to average net assets after waivers and reimbursements (a)	1.80%	1.80%	1.80%
Ratio of expenses to average net assets before waivers and reimbursements (a)	3.07%	3.00%	3.33%
Ratio of net investment income to average net assets after waivers and reimbursements (a)	1.74%	1.84%	2.94%
Ratio of net investment income to average net assets before waivers and reimbursements (a)	0.47%	0.64%	1.41%
Portfolio turnover rate	210%	566%	422%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.07	$0.12	$0.13

Class C			Class P			Class Y
November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
$10.22	$10.19	$10.00	$10.25	$10.22	$10.00	$10.25	$10.22	$10.00

0.09	0.19	0.25	0.13	0.27	0.31	0.14	0.29	0.33
(0.03)	0.32	0.18	(0.04)	0.32	0.19	(0.02)	0.33	0.19

0.06	0.51	0.43	0.09	0.59	0.50	0.12	0.62	0.52

(0.16)	(0.27)	(0.24)	(0.19)	(0.35)	(0.28)	(0.21)	(0.38)	(0.30)
(0.19)	(0.21)	—	(0.19)	(0.21)	—	(0.19)	(0.21)	—

(0.35)	(0.48)	(0.24)	(0.38)	(0.56)	(0.28)	(0.40)	(0.59)	(0.30)

$9.93	$10.22	$10.19	$9.96	$10.25	$10.22	$9.97	$10.25	$10.22

0.49%	5.14%	4.38%	0.87%	5.93%	5.08%	1.10%	6.19%	5.23%

$1,216	$1,538	$1,960	$4,622	$4,514	$4,837	$25,730	$26,589	$28,552
1.80%	1.80%	1.80%	1.05%	1.05%	1.05%	0.80%	0.80%	0.80%
3.07%	3.00%	3.33%	2.32%	2.25%	2.58%	2.07%	2.00%	2.33%
1.74%	1.84%	2.94%	2.49%	2.59%	3.69%	2.74%	2.84%	3.94%
0.47%	0.64%	1.41%	1.22%	1.39%	2.16%	1.47%	1.64%	2.41%
210%	566%	422%	210%	566%	422%	210%	566%	422%

$0.07	$0.12	$0.13	$0.06	$0.12	$0.13	$0.06	$0.12	$0.13

AXA ENTERPRISE MONEY MARKET FUND II

	Class B
	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
Net asset value, beginning of period	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	— #	— #	— #

Less distributions:
Dividends from net investment income	— #	— #	— #

Net asset value, end of period	$1.00	$1.00	$1.00

Total return (b)†	0.12%	0.24%	0.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$924	$660	$531
Ratio of expenses to average net assets after waivers and reimbursements (a)	1.70%	1.70%	1.50%
Ratio of expenses to average net assets before waivers and reimbursements (a)	3.77%	4.00%	4.57%
Ratio of net investment income (loss) to average net assets after waivers and reimbursements (a)	0.25%	0.25%	0.25%
Ratio of net investment loss to average net assets before waivers and reimbursement (a)	(1.82)%	(2.05)%	(2.82)%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.02	$0.03

*	Fund commenced operations on December 31, 2001.
#	Per share amount is less than $0.01.
†	The total returns for Class A, Class B and Class C do not include sales charges.
(a)	Ratios for periods of less than one year are annualized.
(b)	Total return for periods less than one year are not annualized.
(c)	Net investment income and capital changes are based on monthly average shares outstanding.

Class C			Class P			Class Y
November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

— #	— #	— #	— #	0.01	0.01	0.01	0.01	0.01

— #	— #	— #	— #	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)

$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

0.12%	0.24%	0.20%	0.49%	1.00%	0.82%	0.61%	1.25%	1.03%

$80	$90	$499	$112	$207	$385	$9,926	$9,927	$9,860
1.70%	1.70%	1.50%	0.95%	0.95%	0.75%	0.70%	0.70%	0.50%
3.77%	4.00%	4.57%	3.02%	3.25%	3.82%	2.77%	3.00%	3.57%
0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.25%	1.25%	1.25%
(1.82)%	(2.05)%	(2.82)%	(1.07)%	(1.30)%	(2.07)%	(0.82)%	(1.05)%	(1.82)%

$0.01	$0.02	$0.03	$0.02	$0.02	$0.03	$0.01	$0.02	$0.03

If you would like more information about the funds, the following documents are available free upon request.

Annual and Semi-Annual Reports — Includes more information about the funds’ performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the funds’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the funds, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

To order a free copy of a fund’s SAI and/or Annual and Semi-Annual Report,

contact your financial professional, or the funds at:

AXA Enterprise Multimanager Funds

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, GA 30326

Telephone: 1-800-432-4320

Internet: www.axaenterprise.com

Your financial professional or AXA Enterprise Multimanager Funds will also be happy to answer your questions or to provide any additional information that you may require.

Information about the funds (including the SAI) can be reviewed and copied at the

SEC’s Public Reference Room in Washington, D.C. Information on the operation of the

Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC’s

Internet site at:

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov or by writing the

SEC’s Public Reference Section,

Washington, D.C. 20549-0102.

AXA Enterprise Multimanager Funds

AXA Enterprise Multimanager Growth Fund	AXA Enterprise Multimanager International Equity Fund
AXA Enterprise Multimanager Core Equity Fund	AXA Enterprise Multimanager Technology Fund
AXA Enterprise Multimanager Value Fund	AXA Enterprise Multimanager Healthcare Fund
AXA Enterprise Multimanager Small/Mid Cap Growth Fund	AXA Enterprise Multimanager Core Bond Fund
AXA Enterprise Multimanager Small/Mid Cap Value Fund	AXA Enterprise Money Market Fund II

(Investment Company Act File No. 811-10507)